                       [LOGO] WILSHIRE TARGET FUNDS


Dear Wilshire Target Funds Stockholder:

Thank you very much for taking the time to review this important information. We would like to solicit your vote for some important changes described below. YOUR VOTE IS VERY IMPORTANT!

Wilshire Associates and selected employees involved in managing the Funds have mutually agreed that those employees will launch a new, independent money management firm, which they anticipate will operate under the name Los Angeles Capital Management and Equity Research, on or about March 31, 2002.

In order for the Funds to maintain their current investment process, Wilshire Associates, as the Funds' adviser, will hire Los Angeles Capital Management and Equity Research as a sub-adviser to manage the Funds. OUR GOAL IS TO AVOID ANY DISRUPTION IN THE MANAGEMENT OF THE FUNDS, WHILE GIVING THE BOARD OF DIRECTORS AND WILSHIRE ASSOCIATES ESSENTIAL TOOLS TO ACT IN THE BEST INTEREST OF THE FUNDS IF FUTURE CHANGES ARE NECESSARY.

The Board unanimously asks you to vote "yes" on the following proposals:

     1. Re-election of the existing three independent Directors and election of two new Directors.

     2. Approval of a new sub-advisory agreement between Wilshire Associates and Los Angeles Capital Management and Equity Research.

     3.   Approval of a new advisory agreement with Wilshire Associates.

The new advisory agreement with Wilshire Associates will permit Wilshire Associates and the Board of Directors to retain additional sub-advisers in the future, without the necessity of future stockholder meetings, if they conclude that such arrangements would be in the best interest of stockholders. Although the new agreement permits higher potential advisory fees for the Funds (other than the Wilshire 5000 Index Portfolio), Wilshire Associates has agreed to waive any fee increase until both Wilshire Associates and a majority of Wilshire Funds' independent directors, as objective representatives of the stockholders, conclude that any such increase is merited in view of the retention of additional sub-advisers or other future developments.

Wilshire Associates and the Board remain committed to serving all stockholders of the Wilshire Target Funds to the best of our abilities. Thank you for your consideration.

Sincerely,

/s/ Michael P. O'Keeffe
-------------------------
Michael P. O'Keeffe, CFA
President

PLEASE RESPOND -- YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

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                           WILSHIRE TARGET FUNDS, INC.
                                 P.O. Box 60448
                       King of Prussia, Pennsylvania 19406

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                                 March 27, 2002

To the stockholders of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio and Wilshire 5000 Index Portfolio series (each a "Fund" and, collectively, the "Funds") of Wilshire Target Funds, Inc., a Maryland corporation ("Wilshire Funds"):

          Notice is hereby given that a special meeting of stockholders of Wilshire Funds will be held at 11:00 a.m., Eastern time, on Wednesday, March 27, 2002 at the offices of PFPC Inc. at 3200 Horizon Drive, King of Prussia, Pennsylvania, to consider the following proposals:

     1. To re-elect three existing members and elect two new members to Wilshire Funds' Board of Directors, as described in proposal 1 of the attached proxy statement.

     2. To vote upon the approval of a new Sub-Advisory Agreement between Wilshire Associates Incorporated and Los Angeles Capital Management and Equity Research ("Sub-Adviser") with respect to each Fund, as described in proposal 2 of the attached proxy statement.

     3. To vote upon the approval of a revised Investment Advisory Agreement between Wilshire Funds, on behalf of each Fund, and Wilshire Associates Incorporated, as described in proposal 3 of the attached proxy statement.

     4. To transact such other business as may properly come before the meeting and any adjournment thereof.

          Proposal 1 will be voted on by all of the stockholders of Wilshire Funds and proposals 2 and 3 will be voted on separately by each of the Funds. Stockholders of record at the close of business on January 22, 2002 are entitled to notice of, and to vote at, the meeting.

                                       By Order of the Board of Directors,

                                       /s/ Michael P. O'Keeffe
                                       ------------------------
                                       Michael P. O'Keeffe, CFA
                                       President

Santa Monica, California
January 30, 2002

PLEASE RESPOND -- YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

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                           WILSHIRE TARGET FUNDS, INC.
                                 P.O. Box 60448
                       King of Prussia, Pennsylvania 19406

                                 PROXY STATEMENT
                         Special Meeting of Stockholders
                                 March 27, 2002

          The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of Wilshire Target Funds, Inc., a Maryland corporation ("Wilshire Funds"), for use at a special meeting of stockholders (the "Meeting") of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio and Wilshire 5000 Index Portfolio series (each a "Fund" and, collectively, the "Funds") of Wilshire Funds to be held at 11:00 a.m., Eastern time, on March 27, 2002, at the offices of PFPC Inc. at 3200 Horizon Drive, King of Prussia, Pennsylvania, and at any adjournment thereof, for the purposes set forth in the accompanying notice of the Meeting. Stockholders of record at the close of business on the record date, January 22, 2002, are entitled to notice of, and to vote at, the Meeting. The notice, this proxy statement and the enclosed form of proxy are being mailed to stockholders during the week of February 4, 2002.

          Financial statements for each Fund are included in the Annual Report of Wilshire Funds for the fiscal year ended August 31, 2001, which has been mailed to stockholders. Stockholders may obtain copies of the Annual Report free of charge by writing to Wilshire Funds, P.O. Box 60488, King of Prussia, PA 19406-0488, or by telephoning 1-888-200-6796.

                              SUMMARY OF PROPOSALS

          Wilshire Associates Incorporated ("Wilshire Associates") has acted as the investment adviser to Wilshire Funds since Wilshire Funds began operation in 1992. In November 2001, Wilshire Associates and four of its employees, all of whom have been involved in the management of portfolio assets of the Funds since the Funds' inception, mutually agreed that such employees would leave Wilshire Associates on March 31, 2002 to organize a new investment management company, which they anticipate will operate under the name Los Angeles Capital Management and Equity Research ("Sub-Adviser"). One such employee, Thomas D. Stevens, has resigned from the Board, and Robert J. Raab, Jr., a senior executive of Wilshire Associates, has indicated his desire to resign from the Board effective upon approval of a replacement. The Board has unanimously nominated Stephen L. Nesbitt and Michael P. O'Keeffe, both of whom are also senior executives of Wilshire Associates, to serve on the Board (see proposal 1).

          The Board has approved a new Sub-Advisory Agreement (the "Proposed Sub-Advisory Agreement") between Wilshire Associates and Sub-Adviser with respect to each Fund, subject to approval of the stockholders of the respective Funds (see proposal 2). Pursuant to the Proposed Sub-Advisory Agreement, Sub-Adviser will manage the Funds' portfolios, subject to the supervision of Wilshire Associates and the Board. The fees of Sub-Adviser under the Proposed Sub-Advisory Agreement will be paid by Wilshire Associates rather than the Funds.

          The Board has also approved a new form of Investment Advisory Agreement (the "Proposed Advisory Agreement") between Wilshire Funds, on behalf of each Fund, and Wilshire Associates, subject to approval of the stockholders of each of the Funds (see proposal 3). The Proposed Advisory Agreement provides for the retention by Wilshire Associates of Sub-Adviser and the possible future retention by Wilshire Associates and the Board of other sub-advisers without the necessity of additional stockholder meetings. Neither Wilshire Associates nor the Board has any current plans to retain any other sub-advisers on behalf of the Funds. However they believe that, as the investment process of the Funds (other than the Wilshire 5000 Index Portfolio) has included enhanced quantitative factor modeling to add value in a risk-controlled manner since January 2000, the ability to retain additional sub-advisers without undue delay and expense could provide desirable flexibility to improve the returns of one or more such Funds on a risk-adjusted basis in the future. Any such changes in a Fund's sub-advisers will be made in an evolutionary manner, to avoid dramatic changes in the Fund's investment approach.

          The Proposed Advisory Agreement leaves the annual advisory fee for the Wilshire 5000 Index Portfolio unchanged at 0.10% of average daily net assets, and provides Wilshire Associates the ability to charge a higher annual fee on average daily net assets for the Large Company Growth and Value Portfolios (each increasing from 0.25% currently to up to 0.75%) and for the Small Company Growth and Value Portfolios (each increasing from 0.25% currently to up to 0.85%). Wilshire Associates has agreed to waive any such fee increase until August 31, 2002, and thereafter until both Wilshire Associates and a majority of the directors who are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "Independent Director") conclude that any such increase is merited in view of the retention of additional sub-advisers or other future developments. The Proposed Advisory Agreement also makes a variety of non-material amendments to the general form and terms of the Funds' current Investment Advisory Agreement with Wilshire Associates (the "Current Advisory Agreement") to comport with current industry practice.

          All stockholders of Wilshire Funds will vote together, without reference to Funds, on the election of Directors. The stockholders of each Fund will vote separately on the Proposed Advisory Agreement and Proposed Sub-Advisory Agreement with respect to such Fund.

          The Directors know of no other business to be brought before the Meeting. If, however, any other matter properly comes before the Meeting, the persons named in the enclosed form of proxy have discretionary power to vote on such matter as they decide.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

          As a result of the recent resignation of Thomas D. Stevens, Wilshire Funds' Board of Directors currently has four members. In addition, Robert J. Raab, a senior executive of Wilshire Associates, has indicated his desire to resign from the Board effective upon approval of a replacement. The Board of Directors, including the Independent Directors, has unanimously nominated Stephen L. Nesbitt and Michael P. O'Keeffe, both of whom are also senior executives of Wilshire Associates, to serve on the Board.

          Each stockholder may vote to elect up to five members of the Board. The nominees receiving the highest number of votes will be elected. If elected, each nominee will serve as a Director until he or she resigns, is removed from office, or a successor has been elected. If any nominee is unable to serve, proxies will be voted for a substitute nominated by the Board of Directors, unless you instruct otherwise. THE DIRECTORS UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS OF WILSHIRE FUNDS VOTE FOR ELECTION OF EACH OF THE NOMINEES SET FORTH HEREIN.

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DIRECTORS

          The names, ages, business experience and certain other affiliations during the past five years of the nominees for the Board of Directors are set forth below:

                        Name: DEWITT F. BOWMAN
                        Age: 71
                        Address: 79 Eucalyptus Knoll, Mill Valley, CA 94941
                        Position: DIRECTOR
                        Principal Occupation for Last Five Years: Since 1994, Pension Investment Consultant providing advice on large pension fund investment strategy, new product evaluation and integration, and large plan investment analysis and management. From November 2000 to June 2001, Interim Treasurer of the Regents of the University of California, and Vice President for Investments, University of California. Previously, Chief Investment Officer of the California Public Employees Retirement System and the San Francisco Employees Retirement System.

                        Other Directorships Held: Director of Dresdner RCM Global Funds, Inc. and Funds, and trustee of RREEF America REIT, Pacific Gas & Electric Nuclear Decommissioning Trust, Brandes Investment Trust and PCG Private Equity Fund. He is a Chartered Financial Analyst, and is a member of the Boards of the Pacific Pension Institute, the Center for Natural Lands Management, the Edgewood Center for Children and Families, Episcopal Charities, and the Episcopal Diocese of California.

                        Name: CYNTHIA A. HARGADON
                        Age: 46
                        Address: c/o Potomac Asset Management, 3 Bethesda Metro Center, Suite 530 Bethesda, Maryland 20814
                        Position: DIRECTOR
                        Principal Occupation for Last Five Years: Since May 2000, President of Potomac Asset Management and Managing Director of Potomac Investment Services, L.P., providing asset management services for institutions and high net worth individuals. From May 1998 to June 2000, Director of Investments for the National Automobile Dealers Association, managing approximately $3 billion in retirement trust assets. From November1996 to May 1998, President of Stable Value Investment Association (an industry association representing financial institutions that underwrite insurance products designed as alternatives to fixed income securities for retirement plans) and Johnson Custom Strategies (a consulting firm designing specialized asset management strategies for institutional clients). From May 1987 to November 1996, she was Vice President and Chief Investment Officer of ICMA Retirement Corporation, a major nationwide provider of retirement plans for state and local government entities.
                        Other Directorships Held: Trustee of Allmerica Investment Trust, a family of mutual funds within a variable annuity program.

                        Name: ANNE WEXLER
                        Age: 70
                        Address: c/o The Wexler Group, 1317 F Street, N.W., Suite 600, Washington, D.C. 20004
                        Position: DIRECTOR
                        Principal Occupation for Last Five Years: Chairman of the Wexler Group, consultants specializing in government relations and public affairs, for more than fifteen years. Other Directorships Held: Director of Methanex Corporation, The Dreyfus Corporation,

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                        Comcast Corporation, The New England Electric System,
                        Nova Corporation and seventeen mutual funds in the Dreyfus mutual fund family. In addition, she is a member of the Board of the Council of Foreign Relations, the National Park Foundation and the Board of Visitors of the University of Maryland School of Public Affairs.

                        Name: *STEPHEN L. NESBITT
                        Age: 48
                        Address: c/o Wilshire Associates Incorporated, 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401
                        Position: NOMINEE
                        Principal Occupation for Last Five Years: Senior Managing Director and Principal, Wilshire Associates, serving as a head of Wilshire's Consulting Division and Wilshire's fund-of-funds business.
                        Other Directorships Held: Director, Wilshire Associates, Wilshire Global Advisers, Ltd., Wilshire Global Advisers, Inc., Wilshire Australia, Pty Ltd, and Wilshire Associates Europe, BV.

                        Name: *MICHAEL P. O'KEEFFE
                        Age: 42
                        Address: c/o Wilshire Associates Incorporated, 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401
                        Position: NOMINEE AND PRESIDENT
                        Principal Occupation for Last Five Years: Managing Director and Principal, Wilshire Associates, serving as a senior member of Wilshire Associates' Consulting Division and currently head of Associates' manager-of-managers business - publicly traded securities.
                        Other Directorships Held: None

* Indicates that the nominee is an "interested person" of Wilshire Funds as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act") because nominee is an employee of Wilshire Associates.

          The Independent Directors of Wilshire Funds are selected and nominated by the Nominating Committee of the Board of Directors, comprised of all of the Independent Directors.

          Wilshire Funds pays its Independent Directors an annual retainer of $3,000 and a fee of $2,500 per meeting. Each Director is also reimbursed for travel and other expenses incurred in connection with attending Board meetings. The aggregate amount of compensation paid to each current Director by Wilshire Funds for the fiscal year ended August 31, 2001, is shown below:

        -------------------------------------------------
        NAME OF DIRECTOR        AGGREGATE COMPENSATION
                                PAID BY WILSHIRE FUNDS
        -------------------------------------------------
        DeWitt F. Bowman        $13,000
        -------------------------------------------------
        Cynthia A. Hargadon     $13,000
        -------------------------------------------------
        Robert J. Raab, Jr.     $0
        -------------------------------------------------
        Thomas D. Stevens       $0
        -------------------------------------------------
        Anne L. Wexler          $13,000
        -------------------------------------------------

          The following table contains, as of December 31, 2001, the dollar range of equity securities of each Fund beneficially owned by the following directors or nominees:

        ---------------------------------------------------------
         NAME OF DIRECTOR       DOLLAR RANGE OF EQUITY SECURITIES
         OR NOMINEE             IN EACH OF THE FUNDS
        ---------------------------------------------------------
        Dewitt F. Bowman        None
        ---------------------------------------------------------
        Anne Wexler             $1 - $10,000
        ---------------------------------------------------------
        Cynthia A. Hargadon     None
        ---------------------------------------------------------
        Michael P. O'Keeffe     $10,001 - $50,000
        ---------------------------------------------------------
        Stephen L. Nesbitt      Over $100,000
        ---------------------------------------------------------

OFFICERS

          The names, ages, business experience and certain other affiliations during the past five years of the officers of Wilshire Funds are set forth below:

                        Name: MICHAEL P. O'KEEFFE (see information above under "Directors")
                        Position: President

                        Name: THOMAS M. GOODRUM, JR.
                        Age: 33
                        Address: c/o Wilshire Associates Incorporated, 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401
                        Position: Vice President and Treasurer
                        Principal Occupation for Last Five Years: Vice President of Wilshire Associates and a senior member of Wilshire Associates' manager-of-managers business.

                        Name: JAMES G. SHAW
                        Age: 41
                        Address: PFPC Inc., 3200 Horizon Drive, King of Prussia, Pennsylvania 19406
                        Position: Assistant Treasurer
                        Principal Occupation for Last Five Years: Vice President of Fund Accounting and Administration at PFPC Inc.

                        Name: ELLYN JONES
                        Age: 33
                        Address: PFPC Inc., 3200 Horizon Drive, King of Prussia, Pennsylvania 19406
                        Position: Assistant Treasurer
                        Principal Occupation for Last Five Years: Supervisor, Fund Accounting & Administration at PFPC Inc. since April 1998; prior to that worked as Assistant Controller with MSI International, Inc., a marketing research firm. Graduated with BBA in Finance from Ursinus College in 1997.

                        Name: ALAN L. MANNING
                        Age: 52
                        Address: c/o Wilshire Associates Incorporated, 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401
                        Position: Secretary
                        Principal Occupation for Last Five Years: Since 1990, Vice President, Secretary and General Counsel of Wilshire Associates.

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                        Name: MARY JANE MALONEY
                        Age: 43
                        Address: PFPC Inc., 3200 Horizon Drive, King of Prussia, Pennsylvania 19406
                        Position: Assistant Secretary
                        Principal Occupation for Last Five Years: Vice President of Regulatory Administration at PFPC Inc. since 1997. Previously, Compliance Officer, SEI Investments Company (May 1992-September 1997).

          Regular meetings of the Board are held on a quarterly basis. During the fiscal year ended August 31, 2001, the Board held four meetings. All of the Directors attended all of the meetings.

REQUIRED VOTE

          Each stockholder may vote to elect up to five members of the Board. The nominees receiving the highest number of votes will be elected. If elected, each nominee will serve as a Director until he or she resigns, is removed from office, or a successor has been elected. If any nominee is unable to serve, proxies will be voted for a substitute nominated by the Board of Directors, unless you instruct otherwise. THE DIRECTORS UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS OF WILSHIRE FUNDS VOTE FOR ELECTION OF EACH OF THE NOMINEES SET FORTH HEREIN.

                 PROPOSAL 2 - APPROVAL OF SUB-ADVISORY AGREEMENT

          The Board of Directors of Wilshire Funds proposes that the stockholders of each Fund approve the Proposed Sub-Advisory Agreement between Wilshire Associates and Sub-Adviser with respect to the Funds, in the form set forth in Appendix A to this proxy statement. Sub-Adviser's fees under the Proposed Sub-Advisory Agreement would be paid exclusively by Wilshire Associates and would not be paid directly by the stockholders of the Funds. THE DIRECTORS UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS OF EACH FUND VOTE FOR APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT.

THE PROPOSED SUB-ADVISORY AGREEMENT

          The following description of the Proposed Sub-Advisory Agreement is qualified in its entirety by reference to the form of the agreement included as Appendix A to this proxy statement.

          DUTIES. Subject to the supervision the Board and Wilshire Associates, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, a portion of the assets of each Fund that Wilshire Associates designates. Sub-Adviser will (1) place orders for the purchase and sale of securities, (2) monitor the relevant portion of each Fund's investments,
(3) comply with the provisions of Wilshire Fund's Articles of Incorporation and By-laws, the stated investment objectives, policies and restrictions of each Fund as set forth in the prospectuses and statements of additional information for such Fund, and any other objectives, policies or limitations as may be provided by Wilshire Associates to Sub-Adviser, (4) provide quarterly reports to the Board and to Wilshire Associates, (5) make its officers and employees available to Wilshire Associates and the Board from time to time at reasonable times to review investment policies, (6) prepare such books and records with respect to securities transactions as requested by Wilshire Associates and will furnish Wilshire Associates and the Board periodic and special reports, (7) vote all proxies with respect to securities in each Fund, and (8) will act upon reasonable instructions from Wilshire Associates which are not inconsistent with Sub-Adviser's fiduciary duties.

          STANDARD OF CARE. Sub-Adviser will (1) use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities, (2) conform with all applicable provisions of the 1940 Act and rules and regulations of the Securities and

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Exchange Commission ("SEC") in all material respects, and (3) conduct its activities under the Proposed Sub-Advisory Agreement in accordance with any applicable laws and regulations of any governmental authority.

          BROKERAGE. Sub-Adviser (1) will execute purchases and sales of portfolio securities for each Fund through brokers or dealers designated by management of Wilshire Funds to Wilshire Associates for the purpose of providing direct benefits to Wilshire Funds, provided that Sub-Adviser determines that such brokers or dealers will provide best execution in view of such other benefits, (2) will give instructions to the Fund's custodian as to deliveries of securities or other investments and payments of cash of each Fund to such brokers or dealers for the account of the relevant Funds, (3) will select all other brokers or dealers for the Funds using its best efforts to obtain best execution, (4) is authorized to consider for investment by each Fund securities that may also be appropriate for other funds and/or clients served by Sub-Adviser.

            In situations in which two or more clients' accounts participate simultaneously in a buy or sell program involving the same security, such transactions will be allocated among each Fund and such other clients in a manner deemed equitable by Sub-Adviser. Sub-Adviser may allocate purchase and sale transactions to any broker-dealer affiliated with Sub-Adviser or Wilshire Associates, may purchase securities underwritten by such brokers, and may cause a Fund to compensate such brokers for effecting such transactions.

            EXPENSES. Sub-Adviser will provide the office space, furnishings, equipment and personnel required to perform its activities, and will pay all customary management expenses incurred by it in connection with its activities, which shall not include the cost of securities (including brokerage commissions, if any) purchased for each Fund.

            FEES. Sub-Adviser's fee is accrued daily at 1/365th of the annual rate set forth below. The net assets of the portion of each Fund managed by Sub-Adviser will be determined in the manner and on the dates set forth in the current prospectus of the Fund with respect to each Fund and, on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined.

            Under the Proposed Sub-Advisory Agreement, the fees payable to Sub-Adviser with respect to each Fund will be paid exclusively by Wilshire Associates and not directly by the stockholders of the Funds. Fees are payable at the following annual rates expressed as a percentage of the average daily net asset value of each Fund:

            Large Company Growth, Large Company     0.10% of the first $500
            Value, Small Company Growth, and        million of average daily
            Small Company Value Funds -             net assets, and 0.05% of the
                                                    remaining average daily net
                                                    assets, calculated based on
                                                    the total for all Funds.

            Wilshire 5000 Index Fund -              0.05% of average daily net
                                                    assets.

          NATURE OF RELATIONSHIP. Sub-Adviser will be an independent contractor, and may act as an investment adviser to other clients. Wilshire Associates may retain one or more other sub-advisers with respect to any portion of the assets of a Fund other than the portion to be managed by Sub-Adviser.

          LIABILITY AND INDEMNIFICATION. Sub-Adviser will not be liable to Wilshire Associates, Wilshire Funds or any stockholder of Wilshire Funds for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by Sub-Adviser of its duties, except for liability resulting from willful misfeasance, bad faith or negligence. Sub-Adviser will indemnify and defend Wilshire Associates, Wilshire Funds, and their representative officers, directors, employees and any person who controls Wilshire Associates for any loss or expense arising out of or in connection with any claim, demand, action, suit or proceeding relating to any material misstatement or omission in Wilshire Fund's registration statement, any proxy statement, or any communication to current or prospective investors in any Fund, if such misstatement or omission was made in reliance upon and in conformity with written information furnished by Sub-Adviser to Wilshire Associates or the Fund. Any claim or controversy arising out of or relating to the Proposed Sub-Advisory Agreement will be settled by arbitration.

          TERM. The Proposed Sub-Advisory Agreement will become effective with respect to each Fund following approval by the stockholders of that Fund, and will continue in force from year to year with respect to each Fund so as long it is specifically approved for each Fund at least annually in the manner required by the Investment Company Act (currently requiring annual approval by the Board).

          The Proposed Sub-Advisory Agreement, with respect to any Fund, will terminate (1) in the event of its "assignment" (as defined in the Investment Company Act), (2) at any time without the payment of any penalty by Wilshire Associates or by Sub-Adviser on sixty days written notice to the other party,
(3) at any time without the payment of any penalty by action of the Board or by a vote of a majority of the outstanding "voting securities" of such Fund (as defined in the Investment Company Act) on sixty days written notice to Sub-Adviser by the Fund, (4) at any time upon written notice without payment of any penalty by Wilshire Associates, the Board or a vote of majority of the outstanding voting securities of such Fund in the event that Sub-Adviser or any officer or director of Sub-Adviser has breached any representation or warranty in the Proposed Sub-Advisory Agreement or taken any action which results in a material breach of the covenants of Sub-Adviser under the Proposed Sub-Advisory Agreement, or (5) in the event the investment management agreement between Wilshire Associates and Wilshire Funds with respect to such Fund is terminated, assigned or not renewed.

BASIS FOR THE DIRECTORS' RECOMMENDATION

          The Directors of Wilshire Funds considered the proposed Sub-Advisory Agreement at a meeting of the Board held on January 15, 2002. In approving the Proposed Sub-Advisory Agreement, the Directors of Wilshire Funds, including the Independent Directors, requested and evaluated information provided by Wilshire Associates and Sub-Adviser which, in their opinion, was reasonably necessary for the Directors to form a judgment as to whether the Proposed Sub-Advisory Agreement would be in the best interests of the Funds and their stockholders.

          - In recommending that stockholders approve the Proposed Sub-Advisory Agreement the Directors took into account all factors which they deemed relevant, including: (1) the recent investment performance of the Funds; (2) fees paid to Sub-Adviser as compared to fees paid to other advisers by other similar funds; (3) the nature, quality and extent of the portfolio management services to be furnished by Sub-Adviser to the Funds; and (4) Sub-Adviser's ability to retain and attract capable personnel to serve the Funds.

            - The Directors considered the fact that Sub-Adviser is a newly organized investment management company without a prior record of providing services to investment companies or other clients. However, after reviewing the financial statements of Sub-Adviser and the experience and qualifications of its officers and employees, the Directors concluded that Sub-Adviser would be able to provide satisfactory services to the Funds for the term of the Proposed Sub-Advisory Agreement. Furthermore, the Proposed Sub-Advisory Agreement would enable the investment management personnel who have managed the Funds on behalf of Wilshire Associates since the inception of the Funds to continue to provide high-quality portfolio management services to the Funds when they become employees of Sub-Adviser.

          - The Directors also determined that the fees under the Proposed Sub-Advisory Agreement would be fair and reasonable compensation for the services to be provided to each Fund by Sub-Adviser, and are competitive with fees paid by other similar mutual funds to other advisers.

          If the stockholders of any Fund do not approve the Proposed Sub-Advisory Agreement, Wilshire Associates will directly manage the Fund's portfolio until the Board of Directors determines what further action, if any, would be in the best interests of the Fund's stockholders.

REQUIRED VOTE

          Approval of the Proposed Sub-Advisory Agreement with respect to each Fund will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy. THE DIRECTORS UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS OF EACH FUND VOTE FOR APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT.

             PROPOSAL 3 - APPROVAL OF INVESTMENT ADVISORY AGREEMENT

          The Board proposes that stockholders of each Fund approve the Proposed Advisory Agreement between Wilshire Funds, on behalf of each Fund, and Wilshire Associates, in the form set forth in Appendix B to this proxy statement. The Proposed Advisory Agreement would replace the Current Advisory Agreement dated July 11, 1996, as amended June 8, 1998, currently in effect between Wilshire Funds and Wilshire Associates, and would take effect with respect to each Fund on April 1, 2002 (or when approved by the Fund's stockholders, if later). By approving the Proposed Advisory Agreement, the stockholders of each Fund will
(1) authorize Wilshire Associates to retain additional sub-advisers for the Fund without the need to call a meeting of the Fund's stockholders, conditioned upon amendment of an exemption order received by Wilshire Associates from the SEC permitting this procedure, (2) approve an increase in the management fees for the Fund (which Wilshire Associates currently intends to offset with the application of a fee waiver for each Fund), and (3) approve certain other non-material amendments to the Current Advisory Agreement described below. THE DIRECTORS OF WILSHIRE FUNDS UNANIMOUSLY RECOMMEND THAT STOCKHOLDERS OF EACH FUND APPROVE THE PROPOSED ADVISORY AGREEMENT.

THE CURRENT ADVISORY AGREEMENT

          Pursuant to the Current Advisory Agreement, Wilshire Funds has retained Wilshire Associates to act as investment adviser to each of the Funds, subject to the control and supervision of the Board of Directors of Wilshire Funds. The following is a summary of the Current Advisory Agreement.

          DUTIES. As investment adviser, Wilshire Associates is obligated to exercise its best judgment to manage the investment and reinvestment of the Funds' assets in accordance with the investment objectives, policies and limitations contained in the prospectuses and statement of additional information for the Funds and Wilshire Funds' Articles of Incorporation. Wilshire Associates also informs the Board of important developments materially affecting any Fund. In addition, Wilshire Associates supplies office facilities, data processing, clerical and internal executive services, and stationery and office supplies; makes available information necessary to prepare reports to ea\ch Fund's stockholders, tax returns, reports to and filings with the SEC and state securities authorities; and generally assists in all aspects of Wilshire Funds' operations.

          LIABILITY. Under the Current Advisory Agreement, Wilshire Associates is not be liable for any error of judgment or mistake of law or for any loss suffered by any Funds, other than any liability to a Fund or to its stockholders to which Wilshire Associates would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of Wilshire Associates' reckless disregard of its obligations and duties under the Current Advisory Agreement.

          EXPENSES. Under the Current Advisory Agreement, Wilshire Associates bears all of its expenses in connection with the performance of its services. Wilshire Funds bears all other expenses incurred in its operations, including, without limitation: distribution expense, transfer agency expense, dividend disbursing and stockholder services agency expense, organizational costs, taxes, interest, brokerage fees and commissions, if any, fees of directors, SEC fees and state securities qualification fees, administration fees, charges of custodians, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining corporate existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing stockholders, costs of stockholders' reports and corporate meetings, and any extraordinary expenses.

          NATURE OF RELATIONSHIP. Wilshire Associates acts as investment adviser to other clients, and the Current Advisory Agreement provides that securities suitable for the investment objectives of any Fund and one or more other clients managed by Wilshire Associates is allocated in a manner believed by Wilshire Associates to be in keeping with its fiduciary or contractual duties to the Fund and each other client. Persons employed by Wilshire Associates do not necessarily devote their full time to Wilshire Funds.

          TERM. As to each of the Funds, the Current Advisory Agreement continues automatically for successive annual periods ending on May 31 each year, provided such continuance is specifically approved at least annually by
(1) the Board or (2) vote of a majority (as defined in the Investment Company
Act) of such Fund's outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Independent Directors, by vote cast in person at a meeting called for the purpose of voting on such approval.

          As to each Fund, the Current Advisory Agreement is terminable on 60 days' notice by the Board or by vote of holders of a majority of such Fund's shares or, upon not less than 90 days' notice, by Wilshire Associates. The Current Advisory Agreement terminates automatically in the event of its assignment (as defined in the Investment Company Act).

          FEES. Each Fund pays Wilshire Associates a fee calculated daily and paid monthly at an annual rate equal to 0.25% the Fund's average daily net assets (0.10% for the Wilshire 5000 Index Portfolio). Net asset value is computed on such days and at such time or times as described in the Fund's then-current prospectus and statement of additional information. Upon any termination of the Current Advisory Agreement before the end of any month, the fee for such part of a month is pro-rated according to the proportion which such period bears to the full monthly period and is payable upon the date of termination of the Current Advisory Agreement.

          For the fiscal years ended August 31, 1999, 2000 and 2001, the advisory fees for each of the Funds payable to Wilshire Associates, the reductions attributable to voluntary fee waivers, and the net fees paid with respect to the Funds, were as follows:

--------------------------------------------------------------------------------------------
             1999                         ADVISORY FEE       REDUCTION IN   NET FEE
                                          PAYABLE            FEE            PAID
--------------------------------------------------------------------------------------------
Large Company Growth Portfolio            $790,268           $0             $790,268
--------------------------------------------------------------------------------------------
Large Company Value Portfolio             $189,219           $0             $189,219
--------------------------------------------------------------------------------------------
Small Company Growth Portfolio            $38,857            $23,318        $15,539
--------------------------------------------------------------------------------------------
Small Company Value Portfolio             $99,467            $59,706        $39,761
--------------------------------------------------------------------------------------------
Wilshire 5000 Index Portfolio             $34,528            $34,528        $0
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
             2000                         ADVISORY FEE       REDUCTION IN   NET FEE
                                          PAYABLE            FEE            PAID
--------------------------------------------------------------------------------------------
Large Company Growth Portfolio            $1,689,994         $0             $1,689,994
--------------------------------------------------------------------------------------------
Large Company Value Portfolio             $186,906           $0             $186,906
--------------------------------------------------------------------------------------------
Small Company Growth Portfolio            $37,976            $22,791        $15,185
--------------------------------------------------------------------------------------------
Small Company Value Portfolio             $68,383            $41,000        $27,383
--------------------------------------------------------------------------------------------
Wilshire 5000 Index Portfolio             $107,392           $107,392       $0
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
             2001                         ADVISORY FEE       REDUCTION IN   NET FEE
                                          PAYABLE            FEE            PAID
--------------------------------------------------------------------------------------------
Large Company Growth Portfolio            $1,484,776         $0             $1,484,776
--------------------------------------------------------------------------------------------
Large Company Value Portfolio             $224,808           $0             $224,808
--------------------------------------------------------------------------------------------
Small Company Growth Portfolio            $34,551            $20,727        $13,8240
--------------------------------------------------------------------------------------------
Small Company Value Portfolio             $68,043            $40,823        $27,220
--------------------------------------------------------------------------------------------
Wilshire 5000 Index Portfolio             $109,773           $109,773       $0
--------------------------------------------------------------------------------------------


PROPOSED ADVISORY AGREEMENT

          Except as described below, the Proposed Advisory Agreement is substantially similar in all material respects to the Current Advisory Agreement, and is qualified in its entirety by reference to the form of Proposed Advisory Agreement set forth in Appendix B to this proxy statement. The principal differences are as follows:

          SUB-ADVISERS. Neither Wilshire Associates nor the Board has any current plans to retain any other sub-advisers on behalf of the Funds. However they believe that, as the investment process of the Funds (other than the Wilshire 5000 Index Portfolio) has included enhanced quantitative factor modeling to add value in a risk-controlled manner since January 2000, the possibility of retaining multiple sub-advisers in the future may provide important benefits to the Funds. Because different managers use different approaches to investing, even within the capitalization and style constraints of the Funds, investing with more than one manager can lessen portfolio risks through diversification. The Board and Wilshire Associates believe that this approach is particularly appealing as the size of the Funds increases, provided that any such change in a Fund's sub-advisers is made in an evolutionary manner, to avoid dramatic changes in the Fund's investment approach. Stockholders will be notified of any such future change in sub-advisers. Wilshire Associates has substantial experience in researching, selecting, and monitoring portfolio managers, and has been applying these skills since 1981 for its large institutional client base. This process has been formalized into a manager-of-managers approach since 1997, and today researching and working with investment management organizations is one of the cores of Wilshire Associates' business.

          Wilshire Associates and the Board of Directors believe that a multiple-manager approach is not currently feasible for Wilshire Funds, as the Current Advisory Agreement does not authorize Wilshire Associates to retain sub-advisers and certain provisions of the Investment Company Act would require a Fund to hold a separate shareholder meeting each time Wilshire Associates and the Board concluded that a new sub-adviser should be retained on behalf of the Fund. Accordingly, the Proposed Advisory Agreement provides for the retention by Wilshire Associates of Sub-Adviser with stockholder approval, and also provides that, upon amendment of the SEC exemptive order described below to include Wilshire Funds, Wilshire Associates may from time to time in the future, with the approval of Wilshire Funds' Board of Directors, retain other sub-advisers to manage all or portions of the Funds' portfolios. In addition, the Proposed Advisory Agreement authorizes Wilshire Associates to manage directly a portion of each Fund's portfolio that is not managed by Sub-Adviser or another sub-adviser.

          In February 1999, the SEC issued an order (the "Order") to Horace Mann Mutual Funds ("Horace Mann") and Wilshire Associates, in its capacity as investment adviser to Horace Mann, exempting them from the Investment Company Act requirement to submit to Horace Mann's stockholders new or materially amended sub-advisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to sub-advisers. The Order applies to Horace Mann and certain other investment companies which may in the future be managed by Wilshire Associates ("funds"). The Proposed Advisory Agreement contemplates that Wilshire Associates and Wilshire Funds may in the future seek to amend the Order to apply to Wilshire Funds, and upon such amendment authorizes Wilshire Associates to select sub-advisers for the Funds in accordance with the terms of the Order.

          The Order provides that Wilshire Associates would identify, retain and compensate sub-advisers that are not "affiliated persons" of Wilshire Associates as defined in the Investment Company Act, to manage the funds. Wilshire Associates would be responsible for, among other things: setting each fund's investment strategy and structure; selecting sub-advisers; ongoing monitoring and evaluation of sub-advisers; implementing procedures to ensure that sub-advisers comply with the funds' investment objectives, policies and guidelines/restrictions; terminating sub-advisers; and reallocating assets among sub-advisers. Wilshire Associates represented that it would allocate portions of each fund's assets among multiple sub-advisers with complementary management styles and securities election disciplines; monitor the performance of each portion of a fund and each fund as a whole; and terminate sub-advisers to the extent necessary to achieve the overall object of the fund. Wilshire Associates also stated that criteria for termination of a sub-adviser would include (but would not be limited to) departure of key personnel; acquisition by a third-party; change in or departure from investment style; inadequate investment processes that could result in inconsistent security selection, valuation or compliance; and the inability over time to maintain above-average performance.

          The Order was granted subject to, among other things, the following conditions: (1) prior to becoming effective with respect to a fund, the stockholders of such fund would approve operation of such fund in the manner described above; (2) the fund's prospectus would describe the Order; (3) if a new sub-adviser were retained or a sub-advisory agreement were materially amended, Wilshire Associates would furnish the relevant stockholders within 90 days all the information that would have been provided in a proxy statement soliciting approval of the sub-advisory agreement, except for certain fee information; (4) the majority of the board of directors of the fund would be independent, and new independent directors would be nominated by such existing independent directors; (5) in approving any change in sub-adviser, the board would find that such change is in the best interests of the fund and its stockholders; (6) Wilshire Associates would provide the board with information about its profitability with respect to the fund on a quarterly basis; (7) whenever a sub-adviser is retained or terminated, Wilshire Associates would provide an analysis of the effect of the change on its profitability; (8) no director or officer of the fund or Wilshire Associates would own any interest in any sub-adviser, subject to certain exceptions; and
(9) the independent directors of the investment company would engage independent counsel to represent them.

          There is no assurance that the SEC will amend the Order when such a request is submitted. However, if the Order is amended, Wilshire Associates and Wilshire Funds intend to conduct their business in such a way as to be in compliance with, and to be able to rely upon, the Order in connection with the retention and termination of sub-advisers to the Funds. STOCKHOLDER APPROVAL OF THE PROPOSED ADVISORY AGREEMENT WILL ALSO CONSTITUTE APPROVAL OF THE OPERATION OF THE FUNDS IN THE MANNER DESCRIBED IN THE ORDER, AS SET FORTH ABOVE.

          COMPENSATION. The Proposed Advisory Agreement leaves the annual advisory fee for the Wilshire 5000 Index Portfolio unchanged at 0.10% of the Fund's average daily net assets. It increases the annual advisory fees for the Large Company Growth and Value Portfolios from 0.25% of average daily net assets to 0.75%, and for the Small Company Growth and Value Portfolios from 0.25% of average daily net assets to 0.85%. However, Wilshire Associates has agreed to waive any fee increases through August 31, 2002, and thereafter until both Wilshire Associates and a majority of the Independent Directors conclude that any such increase is merited in view of the retention of additional sub-advisers or other future developments.

          OTHER NON-MATERIAL AMENDMENTS. In addition to the differences described above, the Proposed Advisory Agreement contains certain terms not contained in the Current Advisory Agreement, as follows:

- BROKERAGE. The Current Advisory Agreement does not contain provisions related to the selection of brokers and dealers to execute portfolio transactions on behalf of the Funds. The Proposed Advisory Agreement includes provisions to memorialize the relevant standards which have been applied in the past operation of the Funds. Subject to direction from the Board or Wilshire Associates, Wilshire Associates or any sub-adviser to a Fund will select brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund or portion thereof managed by Wilshire Associates or such sub-adviser. Wilshire Associates may direct one or more of the sub-advisers to execute purchases and sales of portfolio securities for any Fund through brokers or dealers designated by management of Wilshire Funds to Wilshire Associates for the purpose of providing direct benefits to the Fund.

     If not so directed, Wilshire Associates or the sub-adviser will use its best efforts to obtain best execution of each transaction on behalf of the Fund or portion thereof it manages. For this purpose, best execution includes most favorable net results and execution of an order, taking into account all appropriate factors, including but not limited to price, dealer spread or commission, size and difficulty of the transaction, and research or other services provided. In that connection, as permitted by law, neither Wilshire Associates nor the sub-adviser may cause the Fund to pay a broker a commission for effecting a securities transaction which is higher than the amount another broker would have charged, if Wilshire Associates or such sub-adviser determines in good faith that the commission paid is reasonable in relation to the brokerage and research services provided by such broker, viewed in terms of that particular transaction or Wilshire Associates' or the sub-adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion.

- LIABILITY. Subject to the same standards as in the Current Advisory Agreement, Wilshire Associates is not liable to the Funds for any act or omission of any sub-adviser to the Funds.

- INDEMNIFICATION. Wilshire Funds will indemnify and hold harmless Wilshire Associates from and against all liabilities that Wilshire Associates may incur in connection with any action or proceeding arising out of any action or omission by Wilshire Associates with respect to the performance of its duties or obligations under the Proposed Advisory Agreement. However, Wilshire Associates will not be entitled to indemnification with respect to any liability to Wilshire Funds or its shareholders if the action or omission constitutes a breach of fiduciary duty by Wilshire Associates with respect to receipt of compensation for services or willful misfeasance, bad faith or gross negligence on the part of Wilshire Associates, or Wilshire Associates' reckless disregard of its obligations and other duties under the Proposed Advisory Agreement ("disabling conduct"). Subject to the foregoing standards, Wilshire Funds will also indemnify and hold harmless Wilshire Associates to the extent Wilshire Associates may be required to indemnify any sub-adviser pursuant to the terms of any sub-advisory agreement. Similarly, Wilshire Associates will indemnify and hold harmless Wilshire Funds against liability arising as a result of Wilshire Associates' disabling conduct.

- ARBITRATION. Any claim or controversy arising out of or relating to the Proposed Advisory Agreement will be settled by arbitration.

COMPARISON OF FEES AND EXPENSES

          The following table sets forth the compensation payable to Wilshire Associates under the Current Advisory Agreement and under the Proposed Advisory Agreement. Fees under the agreements are payable at the following annual rates expressed as a percentage of the average daily net asset value of each Fund:

                                CURRENT ADVISORY               PROPOSED ADVISORY AGREEMENT
                                    AGREEMENT                  ---------------------------
                                    ---------           FEE PAYABLE BEFORE     FEE PAYABLE AFTER
FUND                               FEE PAYABLE            REIMBURSEMENT(1)       REIMBURSEMENT(1)
-------------------------------------------------------------------------------------------------
Wilshire 5000 Index                   0.10%                    0.10%                  0.10%
Large Company Growth                  0.25%                    0.75%                  0.25%
Large Company Value                   0.25%                    0.75%                  0.25%
Small Company Growth                  0.25%                    0.85%                  0.25%
Small Company Value                   0.25%                    0.85%                  0.25%

----------------------------------

(1) Wilshire Associates has agreed to waive any fee increases for the Funds in excess of current levels until the later of August 31, 2002 or Wilshire Associates and a majority of the Independent Directors conclude that any such increase is merited in view of the retention of additional sub-advisers or other future developments.

          The following table compares the aggregate fees payable to Wilshire Associates during the fiscal year ended August 31, 2001 under the Current Advisory Agreement for the Large Company Growth, Large Company Value, Small Company Growth, and Small Company Value Funds with the aggregate fees that would have been paid to Wilshire Associates during such fiscal year had the Proposed Advisory Agreement been in effect (no comparison is shown for the Wilshire 5000 Fund, as its fees are not changing):


                                     LARGE COMPANY GROWTH   LARGE COMPANY VALUE   SMALL COMPANY GROWTH   SMALL COMPANY VALUE
                                     --------------------   -------------------   --------------------   -------------------
Fees payable under Current                $1,484,776              $224,808               $34,551               $68,043
Advisory Agreement(1)

Maximum fees payable under                $4,454,328              $674,424              $117,473              $231,346
Proposed Advisory Agreement before
reimbursement(2)

Pro forma increase in fees before               200%                  200%                  240%                  240%
reimbursement as a % of fees
actually payable(2)

Fees payable under Proposed               $1,484,776              $224,808               $34,551               $68,043
Advisory Agreement after
reimbursement(2)

Pro forma increase in fees after                  0%                    0%                    0%                    0%
reimbursement as a % of fees
actually payable(2)

----------------------------------

(1) During the year ended August 31, 2001, Wilshire Associates waived fees for these Funds in the amount of $ 0, $ 0, $20,727 and $40,823, respectively. These fee waiver arrangements were terminated on January 16, 2002, and accordingly, are not included above.

(2) Wilshire Associates has indicated that it intends to waive any fee increases for the Fund until August 31, 2002 and thereafter until both Wilshire Associates and a majority of the Independent Directors conclude that any such increase is merited in view of the retention of additional sub-advisers or other future developments. In the future, the Fund may reimburse Wilshire Associates for these waivers.

          The following expense tables and fee examples compare the fees and expenses of the Funds under the Current Advisory Agreement and the Proposed Advisory Agreement.

                         LARGE COMPANY GROWTH PORTFOLIO

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                        INVESTMENT CLASS           INSTITUTIONAL CLASS
                                             SHARES                       SHARES
                                     -----------------------      -----------------------
                                     CURRENT    PRO FORMA(1)      CURRENT    PRO FORMA(1)
                                     -------    ------------      -------    ------------
Management/Advisory Fee               0.25%        0.75%           0.25%        0.75%
Distribution and Service Fees         0.25%        0.25%           0.25%        0.25%
Other Expenses                        0.34%        0.34%           0.27%        0.27%
Total Fund Operating Expenses         0.84%        1.34%           0.77%        1.27%
Fee Waiver                            0.00%        0.50%           0.00%        0.50%
Net Fund Operating Expenses           0.84%        0.84%           0.77%        0.77%

(1) Wilshire Associates has agreed to waive the increase in its fees until the later of August 31, 2002 or Wilshire Associates and a majority of the Independent Directors conclude that any such increase is merited in view of the retention of additional sub-advisers or other future developments. In the future, the Fund may reimburse Wilshire Associates for these waivers.

                                   EXAMPLE: You would pay the following expenses
                                   on a $10,000 investment assuming (1) 5%
                                   annual return and (2) redemption at the end
                                   of each time period.
--------------------------------------------------------------------------------
                                   1 YEAR    3 YEARS     5 YEARS    10 YEARS
                                   ------    -------     -------    --------
Investment Class Shares
   Current Expenses                 $86       $268        $466       $1,037
   Pro Forma Expenses(1)            $86       $425        $734       $1,613
Institutional Class Shares
   Current Expenses                 $53       $167        $291         $653
   Pro Forma Expenses(1)            $53       $403        $697       $1,534

(1) Assuming Wilshire Associates continues to waive the increase in its fees, your expenses for the 3, 5 and 10-year periods for each class would be the same as the current expenses for that class. However, there is no guarantee that Wilshire Associates will continue such waivers.

                          LARGE COMPANY VALUE PORTFOLIO

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                        INVESTMENT CLASS           INSTITUTIONAL CLASS
                                             SHARES                       SHARES
                                     -----------------------      -----------------------
                                     CURRENT    PRO FORMA(1)      CURRENT    PRO FORMA(1)
                                     -------    ------------      -------    ------------
Management/Advisory Fee               0.25%        0.75%           0.25%        0.75%
Distribution and Service Fees         0.25%        0.25%           0.25%        0.25%
Other Expenses                        0.48%        0.48%           0.46%        0.46%
Total Fund Operating Expenses         0.98%        1.48%           0.96%        1.46%
Fee Waiver                            0.00%        0.50%           0.00%        0.50%
Net Fund Operating Expenses           0.98%        0.98%           0.96%        0.96%

(1) Wilshire Associates has agreed to waive the increase in its fees until the later of August 31, 2002 or Wilshire Associates and a majority of the Independent Directors conclude that any such increase is merited in view of the retention of additional sub-advisers or other future developments. In the future, the Fund may reimburse Wilshire Associates for these waivers.

                                   EXAMPLE: You would pay the following expenses
                                   on a $10,000 investment assuming (1) 5%
                                   annual return and (2) redemption at the end
                                   of each time period.
--------------------------------------------------------------------------------
                                   1 YEAR    3 YEARS     5 YEARS    10 YEARS
                                   ------    -------     -------    --------
Investment Class Shares
  Current Expenses                  $100      $312         $542      $1,201
  Pro Forma Expenses(1)             $100      $468         $808      $1,768
Institutional Class Shares
  Current Expenses                   $73      $227         $395        $883
  Pro Forma Expenses(1)              $73      $462         $797      $1,746

(1) Assuming Wilshire Associates continues to waive the increase in its fees, your expenses for the 3, 5 and 10-year periods for each class would be the same as the current expenses for that class. However, there is no guarantee that Wilshire Associates will continue such waivers.

                         SMALL COMPANY GROWTH PORTFOLIO

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                        INVESTMENT CLASS           INSTITUTIONAL CLASS
                                             SHARES                       SHARES
                                     -----------------------      -----------------------
                                     CURRENT    PRO FORMA(1)      CURRENT    PRO FORMA(1)
                                     -------    ------------      -------    ------------
Management/Advisory Fee               0.25%        0.85%           0.25%        0.85%
Distribution and Service Fees         0.25%        0.25%           0.25%        0.25%
Other Expenses                        1.40%        1.40%           1.37%        1.37%
Total Fund Operating Expenses         1.90%        2.50%           1.87%        2.47%
Fee Waiver                            0.00%        0.60%           0.00%        0.60%
Net Fund Operating Expenses           1.90%        1.90%           1.87%        1.87%

(1) Wilshire Associates has agreed to waive the increase in its fees until the later of August 31, 2002 or Wilshire Associates and a majority of the Independent Directors conclude that any such increase is merited in view of the retention of additional sub-advisers or other future developments. In the future, the Fund may reimburse Wilshire Associates for these waivers.

                                   EXAMPLE: You would pay the following expenses
                                   on a $10,000 investment assuming (1) 5%
                                   annual return and (2) redemption at the end
                                   of each time period.
--------------------------------------------------------------------------------
                                   1 YEAR    3 YEARS     5 YEARS    10 YEARS
                                   ------    -------     -------    --------
Investment Class Shares
  Current Expenses                  $193       $597       $1,026     $2,222
  Pro Forma Expenses(1)             $193       $779       $1,331     $2,836
Institutional Class Shares
  Current Expenses                  $165       $511         $881     $1,922
  Pro Forma Expenses(1)             $165       $770       $1,316     $2,806

(1) Assuming Wilshire Associates continues to waive the increase in its fees, your expenses for the 3, 5 and 10-year periods for each class would be the same as the current expenses for that class. However, there is no guarantee that Wilshire Associates will continue such waivers.

                          SMALL COMPANY VALUE PORTFOLIO

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                        INVESTMENT CLASS           INSTITUTIONAL CLASS
                                             SHARES                       SHARES
                                     -----------------------      -----------------------
                                     CURRENT    PRO FORMA(1)      CURRENT    PRO FORMA(1)
                                     -------    ------------      -------    ------------
Management/Advisory Fee               0.25%        0.85%           0.25%        0.85%
Distribution and Service Fees         0.25%        0.25%           0.25%        0.25%
Other Expenses                        0.89%        0.89%           0.90%        0.90%
Total Fund Operating Expenses         1.39%        1.99%           1.40%        2.00%
Fee Waiver                            0.00%        0.60%           0.00%        0.60%
Net Fund Operating Expenses           1.39%        1.39%           1.40%        1.40%

(1) Wilshire Associates has agreed to waive the increase in its fees until the later of August 31, 2002 or Wilshire Associates and a majority of the Independent Directors conclude that any such increase is merited in view of the retention of additional sub-advisers or other future developments. In the future, the Fund may reimburse Wilshire Associates for these waivers.

                                   EXAMPLE: You would pay the following expenses
                                   on a $10,000 investment assuming (1) 5%
                                   annual return and (2) redemption at the end
                                   of each time period.
--------------------------------------------------------------------------------
                                   1 YEAR    3 YEARS     5 YEARS    10 YEARS
                                   ------    -------     -------    --------
Investment Class Shares
  Current Expenses                  $142       $440         $761     $1,669
  Pro Forma Expenses(1)             $142       $624       $1,073     $2,317
Institutional Class Shares
  Current Expenses                  $117       $365         $633     $1,398
  Pro Forma Expenses(1)             $117       $627       $1,078     $2,327

(1) Assuming Wilshire Associates continues to waive the increase in its fees, your expenses for the 3, 5 and 10-year periods for each class would be the same as the current expenses for that class. However, there is no guarantee that Wilshire Associates will continue such waivers.

                          WILSHIRE 5000 INDEX PORTFOLIO

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


                                  INVESTMENT CLASS        INSTITUTIONAL CLASS            HORACE MANN                QUALIFIED
                                       SHARES                    SHARES                     CLASS                     CLASS
                               -----------------------   -----------------------   ----------------------    -----------------------
                               CURRENT    PRO FORMA(1)   CURRENT    PRO FORMA(1)   CURRENT    PRO FORMA(1)   CURRENT    PRO FORMA(1)
                               -------    ------------   -------    ------------   -------    ------------   -------    ------------
Management/ Advisory Fee        0.10%        0.10%        0.10%        0.10%         0.10%       0.10%        0.10%           0.10%
Distribution and Service Fees   0.25%        0.25%        0.25%        0.25%         0.35%       0.35%        0.25%           0.25%
Other Expenses                  0.63%        0.63%        0.58%        0.58%         0.58%       0.58%        0.73%           0.73%
    Total Fund Operating

    Expenses                    0.98%        0.98%        0.68%        0.68%         1.03%       1.03%        1.08%           1.08%


                                   EXAMPLE: You would pay the following expenses
                                   on a $10,000 investment assuming (1) 5%
                                   annual return and (2) redemption at the end
                                   of each time period.
--------------------------------------------------------------------------------
                                   1 YEAR    3 YEARS     5 YEARS    10 YEARS
                                   ------    -------     -------    --------
Investment Class Shares
  Current Expenses                  $100       $312        $542      $1,201
  Pro Forma Expenses                $100       $312        $542      $1,201
Institutional Class Shares
  Current Expenses                   $69       $218        $379        $847
  Pro Forma Expenses                 $69       $218        $379        $847
Horace Mann Class
  Current Expenses                  $105       $328        $569      $1,259
  Pro Forma Expenses                $105       $328        $569      $1,259
Qualified Class
  Current Expenses                  $110       $343        $595      $1,317
  Pro Forma Expenses                $110       $343        $595      $1,317

BASIS FOR THE DIRECTORS' RECOMMENDATION

          The Directors of Wilshire Funds considered the Proposed Advisory Agreement at a meeting of the Board held on January 15, 2002. In approving the Proposed Advisory Agreement, the Directors of Wilshire Funds, including the Independent Directors, requested and evaluated information provided by Wilshire Associates which, in their opinion, was reasonably necessary for the Directors to form a judgment as to whether the Proposed Advisory Agreement would be in the best interests of the Funds and their stockholders.

          - In recommending that stockholders approve the Proposed Advisory Agreement, the Directors took into account all factors which they deemed relevant, including: (1) the recent investment performance of the Funds, which they believe has satisfactorily met the Funds' investment objectives; (2) the advisory fees and other expenses that would be paid by the Funds under the proposed fee structure as compared to those of similar funds managed by other investment advisers; (3) the nature and extent of the services to be furnished by Wilshire Associates to the Funds in supervising the Sub-Adviser and any sub-advisers selected in the future to manage portions of the Funds' investment portfolios; and (4) Wilshire Associates' ability to retain and attract capable personnel to serve the Funds.

          - With respect to item (2), the Directors considered that, as set forth above, stockholders of the Funds would be subject to a significant potential increase in the level of Fund expenses under the Proposed Advisory Agreement as compared to the Current Advisory Agreement. In considering this potential fee increase, the Directors considered the potential benefits to the Funds of retaining multiple sub-advisers in the future, and the experience of Wilshire Associates in researching, selecting and monitoring sub-advisers. The Directors determined that the increased fees under the Proposed Advisory Agreement would be fair and reasonable compensation for the services to be provided to each Fund by Wilshire Associates and would be competitive with fees paid by other similar mutual funds to high-quality managers. The Directors also considered Wilshire Associates' agreement to waive any fee increases until the later of August 31, 2002 or Wilshire Associates and a majority of the Independent Directors conclude that any such increase is merited in view of the retention of additional sub-advisers or other future developments.

          - With respect to items (3) and (4), the Directors considered the overall high quality and depth of Wilshire Associates' organization in general and of the individuals providing portfolio management services to the Funds, as well as Wilshire Associates' substantial experience working with other investment management organizations. The Directors also considered that as a result of Wilshire Associates' commitment to retain Sub-Adviser as the initial sub-adviser of the Funds, the Funds would continue to be managed during that period by the same portfolio managers, using the same strategies and techniques, as are currently in effect. The Directors also noted that, until the Order described above is amended to include Wilshire Funds, both the Board and a Fund's stockholders would be required to approve any other sub-advisers to the Fund, and that thereafter the Board would be required to find that any change in a Fund's sub-adviser would be in the best interests of the Fund and its stockholders.

          If the stockholders of any Fund do not approve the Proposed Advisory Agreement, the Fund's Current Advisory Agreement will remain in effect until the Board determines what further action, if any, would be in the best interests of the Fund's stockholders.

REQUIRED VOTE

          Approval of the Proposed Advisory Agreement with respect to each Fund will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the Fund's outstanding shares are present at the Meeting in person or by proxy. THE DIRECTORS UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS OF EACH FUND VOTE FOR APPROVAL OF THE PROPOSED ADVISORY AGREEMENT.

                                OTHER INFORMATION

THE PURCHASE AGREEMENT

          Wilshire Associates and certain of its employees (including Thomas D. Stevens, who was at the time the President and a Director of Wilshire Funds) entered into an agreement in connection with such employees' departure from Wilshire Associates and organization of Sub-Adviser, in order to establish the terms of the departure of the Wilshire employees and their organization of Sub-Adviser and the amounts payable to them for the mandatory repurchase by Wilshire Associates of their interests in Wilshire Associates pursuant to an existing buy-sell agreement.

          Pursuant to the Purchase Agreement, Wilshire Associates agreed to repurchase all of the shares of common stock owned by the Wilshire employees for $5,169,030, the aggregate amount in their capital accounts as of October 31, 2001. Wilshire Associates also agreed to enter into good faith negotiations with the Wilshire employees or their assigns to provide sub-advisory services to Wilshire Funds, subject to any necessary approvals of its Board of Directors and stockholders. In addition, Wilshire Associates agreed to continue to use its best commercial efforts to provide the Wilshire employees or their assigns, for at least three years and at standard fees in effect from time to time, certain investment management systems currently used by them in connection with management of Wilshire Funds.

          The Wilshire employees have agreed to remain employed by Wilshire Associates until the later of March 31, 2002 or the date on which Sub-Adviser is fully qualified to lawfully perform asset management services for clients who consent to have their existing asset management agreements assigned by Wilshire Associates to Sub-Adviser.

WILSHIRE ASSOCIATES

          Wilshire Associates provides investment supervisory and administrative services to institutional and individual clients, including Wilshire Funds, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Wilshire Associates had approximately $7 billion of assets under management as of December 31, 2001. Wilshire Associates' address is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401. It was organized as a corporation under California law in 1972, and is controlled by its President, Dennis Tito, who owns a majority of its outstanding voting stock.

            Wilshire Associates serves as investment adviser to the following investment companies with similar investment objectives and policies as the Funds.

                                                  NET ASSETS         ANNUAL
                                                 (IN MILLIONS)    ADVISORY FEE
OTHER FUNDS WITH SIMILAR OBJECTIVES              AS OF 12/31/01       RATE
-----------------------------------              --------------       ----
LARGE COMPANY VALUE FUND
  Horace Mann Equity Fund                        $600 million         0.40%
  Horace Mann Socially Responsible Fund           $72 million         0.70%

SMALL COMPANY GROWTH FUND
  Horace Mann Small Cap Growth Fund               $58 million         1.15%

          The following table lists information regarding the directors and principal executive officers of Wilshire Associates. Unless otherwise indicated, the address of the persons listed below is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.

                           POSITION WITH WILSHIRE
NAME AND ADDRESS                 ASSOCIATES                    PRINCIPAL OCCUPATION
----------------           -----------------------        --------------------------------
Dennis A. Tito             Chief Executive Officer        Head of Wilshire Associates

Robert C. Kuberek          Senior Managing Director       Head of Investment Technology at
                                                          Wilshire Associates

Robert J. Raab, Jr.        Senior Managing Director       Head of Analytics Division at
                                                          Wilshire Associates

Stephen L. Nesbitt         Senior Managing Director       Head of Consulting/Fund-of-Funds at
                                                          Wilshire Associates

Thomas D. Stevens          Senior Managing Director       Head of Wilshire Asset Management at
                                                          Wilshire Associates

SUB-ADVISER

          Los Angeles Capital Management and Equity Research is a corporation organized under the laws of California in 2002, with principal offices at 1233 Barclay Court, Westlake Village, California 91361. Sub-Adviser will commence advisory operations on March 31, 2002, and Wilshire Funds will be an initial client. Sub-Adviser intends to be actively engaged in providing investment supervisory services to other institutional and individual clients. It has applied for registration as an investment adviser under the Advisers Act, and will be so registered before providing services to the Funds.

          The following table lists information regarding the directors and principal executive officers and of Sub-Adviser, each of whom holds 10% or more of its equity. Unless otherwise indicated, the current address of the persons listed below is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.

                           POSITION WITH WILSHIRE
NAME AND ADDRESS           POSITION WITH SUB-ADVISER                 PRINCIPAL OCCUPATION
----------------           -------------------------                 --------------------------------
Thomas D. Stevens, CFA     CEO, President & Principal                Portfolio Management at
                                                                     Sub-Adviser

Hal W. Reynolds, CFA       Chief Investment Officer & Principal      Portfolio Management at
                                                                     Sub-Adviser

David R. Borger, CFA       Director of Research & Principal          Research at Sub-Adviser

Stuart K. Matsuda, CFA     Director of Trading & Principal           Trading at Sub-Adviser

OUTSTANDING SHARES AND CERTAIN BENEFICIAL OWNERSHIP OF SHARES

          Wilshire Funds currently offers the five series of shares listed above, each of which represents a separate investment portfolio. Each of the Funds offers two separate classes of shares, designated as Investment Class and Institutional Class shares. The Wilshire 5000 Index Portfolio also offers Horace Mann and Qualified Class shares. At the Meeting, shares of each Fund will be voted without regard to class.

          The number of shares of each Fund issued and outstanding on the record date was as follows:

                                                          NUMBER OF ISSUED AND
           NAME OF FUND                                    OUTSTANDING SHARES
---------------------------------------------------    -------------------------
Large Company Growth Portfolio
          Investment Class Shares                           11,989,791.985
          Institutional Class Shares                         3,505,098.646
Large Company Value Portfolio
          Investment Class Shares                            1,781,496.692
             Institutional Class Shares                      2,566,964.452
Small Company Growth Portfolio
             Investment Class Shares                           522,805.625
             Institutional Class Shares                        452,245.905
Small Company Value Portfolio
             Investment Class Shares                         1,507,773.534
             Institutional Class Shares                        981,518.122
Wilshire 5000 Index Portfolio
             Investment Class Shares                        10,265,598.113
             Institutional Class Shares                      2,708,987.771
             Horace Mann Class Shares                          181,717.815
             Qualified Class Shares                            227,858.279

          As of the record date, the Directors and officers of Wilshire Funds as a group owned beneficially less than 1% of the outstanding shares of any class of each Fund and Wilshire Funds as a whole. As of the close of business on the record date, the following persons owned of record 5% or more of the outstanding shares of the following Funds:

                                                                     NUMBER OF                  PERCENTAGE OF
NAME OF FUND               NAME AND ADDRESS OF BENEFICIAL OWNER        SHARES                  OUTSTANDING SHARES
------------               ------------------------------------        ------                  ------------------
Large Company Growth
Portfolio
INVESTMENT CLASS           Charles Schwab & Co.                     8,299,893.289                    69.22%
SHARES                     Attn: Mutual Funds
                           Reinvest Account
                           101 Montgomery Street
                           San Francisco, CA 94104-4122

INSTITUTIONAL CLASS        Charles Schwab & Co.                     1,040,866.026                    29.70%
SHARES                     Attn: Mutual Funds
                           Reinvest Account
                           101 Montgomery Street
                           San Francisco, CA 94104-4122

                           Horace Mann Life Insurance Company         644,770.098                    18.48%
                           Separate Account
                           Attn: Chris Cervellone
                           1 Horace Mann Plaza
                           Springfield, IL 62715

                           Cincinnati Bell Collectively               331,610.835                     9.46%
                             Bargained Retirees Health Care
                             Trust
                           Mail Location: 102-732
                           201 East 4th Street
                           Cincinnati, OH 45202-4122

                           FTC & Co.                                  273,410.880                     7.80%
                           Attn: Datalynx #093
                           P.O. Box 173736
                           Denver, CO 80217-3736
Large Company Value
Portfolio
INVESTMENT CLASS
SHARES                     Charles Schwab & Co.                       725,534.934                    40.73%
                           Attn: Mutual Funds
                           Reinvest Account
                           101 Montgomery Street
                           San Francisco, CA 94104-4122

                           National Investors Services Corp           335,929.718                    18.86%
                           Exclusively FBO Our Customers
                           55 Water Street, 32nd Floor
                           New York, NY 10041-3299

                           Horace Mann Life Insurance Company         291,172.503                    16.34%
                           Separate Account
                           Attn: Chris Cervellone
                           1 Horace Mann Plaza
                           Springfield, IL 62715

                           FTC & Co.                                   99,671.720                     5.59%
                           Attn: Datalynx #001
                           P.O. Box 173736
                           Denver, CO 80217-3736

INSTITUTIONAL CLASS        Cincinnati Bell Collectively Bargained     845,024.163                    32.92%
SHARES                       Retirees Health Care Trust
                           Mail Location: 102-732
                           201 East 4th Street
                           Cincinnati, OH 45202-4122

Small Company Growth
Portfolio
INVESTMENT CLASS           Charles Schwab & Co.                       252,374.233                    48.27%
SHARES                     Attn: Mutual Funds
                           Reinvest Account
                           101 Montgomery Street
                           San Francisco, CA 94104-4122

                           Horace Mann Life Insurance Company          34,391.385                     6.58%
                           Separate Account
                           Attn: Chris Cervellone
                           1 Horace Mann Plaza
                           Springfield, IL 62715

INSTITUTIONAL CLASS        Cincinnati Bell Collectively Bargained     434,772.056                    96.14%
SHARES                       Retirees Health Care Trust
                           Mail Location: 102-732
                           201 East 4th Street
                           Cincinnati, OH 45202-4122
Small Company Value
Portfolio
INVESTMENT CLASS           Charles Schwab & Co.                       285,338.476                    18.92%
SHARES                     Attn: Mutual Funds
                           Reinvest Account
                           101 Montgomery Street
                           San Francisco, CA 94104-4122

                           National Investors Services Corp           205,254.731                    13.61%
                           Exclusively FBO Our Customers
                           55 Water Street, 32nd Floor
                           New York, NY 10041-3299

                           FTC & Co.                                  182,474.247                    12.10%
                           Attn: Datalynx #043
                           P.O. Box 173736
                           Denver, CO 80217-3736

                           FTC & Co.                                  134,474.367                     8.92%
                           Attn: Datalynx #043
                           P.O. Box 173736
                           Denver, CO 80217-3736

                           Horace Mann Life Insurance Company          75,586.472                     5.01%
                           Separate Account
                           Attn: Chris Cervellone
                           1 Horace Mann Plaza
                           Springfield, IL 62715

INSTITUTIONAL CLASS        Cincinnati Bell Collectively Bargained     870,929.429                    88.73%
SHARES                       Retirees Health Care Trust
                           Mail Location: 102-732
                           201 East 4th Street
                           Cincinnati, OH 45202-4122

                           Charles Schwab & Co.                        74,361.233                     7.58%
                           Attn: Mutual Funds
                           Reinvest Account
                           101 Montgomery Street
                           San Francisco, CA 94104-4122
Wilshire 5000 Index
Portfolio
INVESTMENT CLASS           Charles Schwab & Co.                     4,713,577.418                    45.92%
SHARES                     Attn: Mutual Funds
                           Reinvest Account
                           101 Montgomery Street
                           San Francisco, CA 94104-4122

                           Centurion Trust Co.                      2,044,895.528                    19.92%
                           FBO Omnibus Centurion Capital Mgmt.
                           2425 East Camelback Road, Suite 530
                           Phoenix, AZ 85016

                           FTC & Co.                                  741,070.201                     7.22%
                           Attn: Datalynx #010
                           P.O. Box 173736
                           Denver, CO 80217-3736

INSTITUTIONAL CLASS        Horace Mann Life Insurance Company       1,979,228.860                    73.06%
SHARES                     Separate Account
                           Attn: Chris Cervellone
                           1 Horace Mann Plaza
                           Springfield, IL 62715

                           Washington Dental Service                  480,343.654                    17.73%
                           P.O. Box 75688
                           Seattle, WA 98125-0688

QUALIFIED CLASS SHARES     Provident Mutual Life Insurance Co.        227,858.279                      100%
                           P.O. Box 1717
                           Valley Forge, PA 19482-1717


SOLICITATION OF PROXIES

          In addition to solicitation of proxies by mail, officers of Wilshire Funds and officers and employees of Wilshire Associates or Sub-Adviser, affiliates of Wilshire Associates or Sub-Adviser, or other representatives of Wilshire Funds may also solicit proxies by telephone or the internet or in person. Wilshire Associates has retained Automatic Data Processing, Inc. ("ADP"), 51 Mercedes Way, Edgewood, New York 11717 to aid in the solicitation of proxies. The costs of retaining ADP and other expenses incurred in connection with the solicitation of proxies will be borne by Wilshire Funds.

VOTING PROCEDURES

          You can vote by mail, phone, internet, or in person at the Meeting.

          - To vote by mail, sign and send us the enclosed Proxy voting card in the envelope provided.

          -    To vote by phone, call us toll-free at 1-800-690-6909.

          -    To vote electronically, visit our website at www.proxyvote.com.

          If you vote by phone or electronically, Wilshire Funds or its agent will use reasonable procedures (such as requiring an identification number) to verify the authenticity of the vote you cast.

          Shares represented by timely and properly executed proxies will be voted as specified. IF YOU DO NOT SPECIFY YOUR VOTE WITH RESPECT TO A PARTICULAR MATTER, THE PROXY HOLDER WILL VOTE YOUR SHARES IN ACCORDANCE WITH THE RECOMMENDATION OF THE DIRECTORS. You may revoke your proxy at any time before it is exercised by sending a written revocation to the President of Wilshire Funds, by properly executing and delivering a later-dated proxy, or by attending the Meeting and voting in person. Attendance at the Meeting alone, however, will not revoke the proxy.

          Each whole share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional share will be entitled to a proportionate fractional vote.

QUORUM AND METHODS OF TABULATION

          One-third of the shares of each Fund entitled to vote (or in the case of proposal 1, Wilshire Funds), present in person or represented by proxy, constitutes a quorum for the transaction of business for such Fund at the Meeting. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by Wilshire Funds as inspectors for the Meeting.

          For purposes of determining the presence of a quorum with respect to any proposal, the inspectors will count as present the total number of shares voted "for" or "against" approval of the proposals or the election of the nominees to the Board of Directors, as the case may be, as well as shares represented by proxies that reflect abstentions and "broker non-votes" (I.E., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). With respect to proposals 1 and 2, abstentions and broker non-votes have the same effect on the outcome of the proposal as negative votes. Abstentions and broker non-votes will have no effect on the election of directors.

DATE FOR RECEIPT OF STOCKHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF STOCKHOLDERS

          The Articles of Incorporation of Wilshire Funds, as amended, and the By-laws of Wilshire Funds, as amended, do not provide for annual meetings of stockholders and Wilshire Funds does not currently intend to hold such a meeting for 2002. Stockholder proposals for inclusion in a proxy statement for any subsequent meeting of Wilshire Funds stockholders must be received by Wilshire Funds a reasonable period of time prior to any such meeting.

ADJOURNMENT

          If sufficient votes in favor of any of the proposals are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the record date to permit further solicitation of proxies with respect to any such proposals. In addition, if the persons named as proxies determine it is advisable to defer action on one or more proposals but not all proposals, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the record date in order to defer action on such proposals as they deem advisable. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against any of such proposals. Any proposals for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

OTHER SERVICE PROVIDERS

          PFPC Inc., P.O. Box 61503, King of Prussia, Pennsylvania 19406, serves as Wilshire Fund's administrator, transfer agent and dividend disbursing agent. The Northern Trust Company, 50 South

LaSalle Street, Chicago, Illinois 60675, serves as Wilshire Fund's custodian. PFPC Distributors Inc., 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, serves as Wilshire Funds' distributor.

OTHER MATTERS

          Wilshire Funds is not aware of any other matters that are expected to arise at the Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they decide.

January 30, 2002

                                                                      APPENDIX A


                        INVESTMENT SUB-ADVISORY AGREEMENT

This Investment Sub-Advisory Agreement ("Agreement") is made as of the 31st day of March, 2002 by and between Wilshire Associates Incorporated, a California corporation ("Adviser") and Los Angeles Capital Management and Equity Research, a California corporation ("Sub-Adviser").

          WHEREAS Adviser is the investment adviser of the Wilshire Target Funds, Incorporated (the "Fund"), an open-end diversified, management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), currently consisting of five separate series or portfolios (collectively, the "Fund Portfolios") including the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio, and the Wilshire 5000 Index Portfolio;

          WHEREAS Adviser desires to retain Sub-Adviser to furnish investment advisory services for the Fund Portfolios as described in Exhibit 1 -- Fund Portfolio Listing, as may be amended from time to time, and Sub-Adviser wishes to provide such services, upon the terms and conditions set forth herein;

          NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree as follows:

1. APPOINTMENT Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to each Fund Portfolio for the period and on the terms set forth in this Agreement. Sub-Adviser hereby accepts such appointment and agrees to furnish the services set forth for the compensation herein provided.

2. SUB-ADVISER SERVICES Subject always to the supervision of the Fund's Board of Directors and Adviser, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, such portion of the assets of each Fund Portfolio as Adviser shall from time to time designate (each a "Portfolio Segment") and place all orders for the purchase and sale of securities on behalf of each Portfolio Segment. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund and each Fund Portfolio and will monitor each Portfolio Segment's investments, and will comply with the provisions of the Fund's Articles of Incorporation and By-laws, as amended from time to time, and the stated investment objectives, policies and restrictions of each Fund Portfolio as set forth in the prospectus and Statement of Additional Information for each Fund Portfolio, as amended from time to time, as well as any other objectives, policies or limitations as may be provided by Adviser to Sub-Adviser in writing from time to time.

Sub-Adviser will provide reports at least quarterly to the Board of Directors and to Adviser. Sub-Adviser will make its officers and employees available to Adviser and the Board of Directors from time to time at reasonable times to review investment policies of each Fund Portfolio with respect to each Portfolio Segment and to consult with Adviser regarding the investment affairs of each Portfolio Segment.

Sub-Adviser agrees that it:

          (a) will use the same skill and care in providing such services as are required to provide services to fiduciary accounts;

          (b) will conform with all applicable provisions of the 1940 Act and rules and regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable laws and regulations of any governmental authority pertaining to its investment advisory activities, including all portfolio diversification requirements necessary for each Portfolio Segment to comply with subchapter M of the Internal Revenue Code as if it were a regulated investment company thereunder;

          (c) to the extent directed by Adviser in writing, and to the extent permitted by law, will execute purchases and sales of portfolio securities for each Portfolio Segment through brokers or dealers designated by management of the Fund to Adviser for the purpose of providing direct benefits to the Fund, provided that Sub-Advisor determines that such brokers or dealers will provide best execution in view of such other benefits, and is hereby authorized as the agent of the Fund to give instructions to the Fund's custodian as to deliveries of securities or other investments and payments of cash of each Portfolio Segment to such brokers or dealers for the account of the relevant Fund Portfolio. Adviser and the Fund understand that the brokerage commissions or transaction costs in such transactions may be higher than those which the Sub-Adviser could obtain from another broker or dealer, in order to obtain such benefits for the Fund;

          (d) is authorized to and will select all other brokers or dealers that will execute the purchases and sales of portfolio securities for each Portfolio Segment and is hereby authorized as the agent of the Fund to give instructions to the Fund's custodian as to deliveries of securities or other investments and payments of cash of each Portfolio Segment for the account of each Fund Portfolio. In making such selection, Sub-Adviser is directed to use its best efforts to obtain best execution, which includes most favorable net results and execution of each Portfolio Segment's orders, taking into account all appropriate factors, including, but not limited to, price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. With respect to transactions under this paragraph (d), it is understood that Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or in respect of any Fund Portfolio, or be in breach of any obligation owing to the Fund or in respect of each Fund Portfolio under this Agreement, or otherwise, solely by reason of its having caused a Fund Portfolio to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction of a Fund Portfolio in excess of the amount of commission another member of an exchange, broker or dealer would have charged if Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage and research services provided by such member, broker, or dealer, viewed in terms of that particular transaction or Sub-Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion;

          (e) is authorized to consider for investment by each Portfolio Segment securities that may also be appropriate for other funds and/or clients served by Sub-Adviser. To assure fair treatment of each Portfolio Segment and all other clients of Sub-Adviser in situations in which a Fund and one or more other clients' accounts participate simultaneously in a buy or sell program involving the same security, such transactions will be allocated among each Portfolio Segment and such other clients in a manner deemed equitable by Sub-Adviser. Sub-Adviser is authorized to aggregate purchase and sale orders for securities held (or to be held) in each Portfolio Segment with similar orders being made on the same day for other eligible client accounts or portfolios managed by Sub-Adviser. When an order is so aggregated, the actual prices applicable to the aggregated transaction will be averaged and each Portfolio Segment and each other account or portfolio participating in the aggregated transaction will be treated as having purchased or sold its portion of the securities at such average price, and all transaction costs incurred in effecting the aggregated transaction will be shared on a pro-rata basis among the accounts or portfolios (including the Portfolio Segment) participating in the transaction. Adviser and the Fund understand that Sub-Adviser may not be able to aggregate transactions through brokers or dealers designated by Adviser with transactions through brokers or dealers selected by Sub-Adviser, in which event the prices paid or received by each Portfolio Segment will not be so averaged and may be higher or lower than those paid or received by other accounts or portfolios of Sub-Adviser;

          (f) will report regularly to Adviser and to the Board of Directors and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Directors on a regular basis at reasonable times the management of each Portfolio Segment, including without limitation, review of the general investment strategies of each Portfolio Segment, the performance of each Portfolio Segment in relation to standard industry indices, stock market and interest rate considerations and general conditions affecting the marketplace, and will provide various other reports from time to time as reasonably requested by Adviser;

          (g) will prepare such books and records with respect to each Portfolio Segment's securities transactions as requested by Adviser and will furnish Adviser and the Fund's Board of Directors such periodic and special reports as the Board or Adviser may reasonably request;

          (h) will vote all proxies with respect to securities in each Portfolio Segment; and

          (i) will act upon reasonable instructions from Adviser which, in the reasonable determination of Sub-Adviser, are not inconsistent with Sub-Adviser's fiduciary duties under this Agreement.

Sub-Adviser's ability to provide the services in this Section (2) is pursuant to the Adviser's authority to delegate advisory duties under the Advisory Agreement between the Adviser and the Fund, dated ______. To the extent that the terms of this Section (2) differ from the terms the Advisory Agreement, the terms of the Advisory Agreement shall govern.

3. EXPENSES During the term of this Agreement, Sub-Adviser will provide the office space, furnishings, equipment and personnel required to perform its activities under this Agreement, and will pay all customary management expenses incurred by it in connection with its activities under this Agreement, which shall not include the cost of securities (including brokerage commissions, if any) purchased for each Portfolio Segment. Sub-Adviser agrees to bear any Fund expenses caused by future changes at Sub-Adviser, such expenses including but not limited to preparing, printing, and mailing of stickers or complete prospectus or statement of additional information. The Fund shall bear all other expenses incurred in the operation of the Fund and the portfolios, including without limitation taxes, interest, brokerage fees and commissions, if any, fees of directors who are not officers, directors, partners, employees or holders of 5 percent or more of the outstanding voting securities of the Advisor or any Sub-Advisor or any of their affiliates, Securities and Exchange Commission ("Commission") fees and state blue sky registration and qualification fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, outside auditing and legal expenses, costs of maintaining corporate existence, costs of preparing and printing prospectuses and statements of additional information or any supplements or amendments thereto necessary for the continued effective registration of the Fund's shares ("Shares") under federal or state securities laws, costs of printing and distributing any prospectus, statement of additional information, supplement or amendment thereto for existing shareholders of the Funds, costs of shareholders' reports and meetings, and any extraordinary expenses. It is understood that certain advertising, marketing, shareholder servicing, administration and/or distribution expenses to be incurred in connection with the Shares may be paid by the Company as provided in any plan which may in the sole discretion of the Company be adopted in accordance with Rule 12b-1 under the 1940 Act, and that such expenses shall be paid apart from any fees paid under this Agreement.

4. COMPENSATION For the services provided and the expenses assumed under this Agreement, Adviser will pay Sub-Adviser, and Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee computed and paid as set forth in
Exhibit 2 -- Fee Schedule. Sub-Adviser agrees that Exhibit 2 -- Fee Schedule may not be amended until August 31, 2002, and any amendment after that date will be upon the mutual written agreement between Adviser and Sub-Adviser.

5. OTHER SERVICES Sub-Adviser will for all purposes herein be deemed to be an independent contractor and will, unless otherwise expressly provided or authorized, have no authority to act for or represent Adviser, the Fund or a Fund Portfolio or otherwise be deemed an agent of Adviser, the Fund or a Fund Portfolio. Adviser understands and has advised the Fund's Board of Directors that Sub-Adviser may act as an investment adviser or sub-investment adviser to other investment companies and other advisory clients, some of which may have different objectives than those of the Fund and Fund portfolios. Sub-Adviser understands that during the term of this

Agreement Adviser may retain one or more other sub-advisers with respect to any portion of the assets of a Fund Portfolio other than the Portfolio Segment.

6. AFFILIATED BROKER In connection with the purchase or sale of securities or other investments for a Portfolio Segment, Sub-Adviser may allocate orders for purchase and sale transactions to any broker-dealer affiliated with Sub-Adviser or Adviser ("Affiliated Broker"), may purchase securities underwritten by Affiliated Broker, and may cause the Fund Portfolio to compensate Affiliated Broker for effecting such transactions, subject to: (a) the requirement that Sub-Adviser seek to obtain best execution as set forth above; (b) compliance with procedures adopted by the Fund pursuant to Rule 17e-1 and Rule 10f-3 under the 1940 Act; (c) the provisions of the Investment Advisers Act of 1940, as amended (the "Advisers Act"); (d) the provisions of the Securities Exchange Act of 1934, as amended; and (e) other applicable provisions of law.

Adviser or the Fund may revoke any or all of the consents and authorizations given hereby at any time and without penalty by providing written notice to Sub-Adviser.

7. REPRESENTATIONS OF SUB-ADVISER Sub-Adviser is registered with the Securities and Exchange Commission under the Advisers Act. Sub-Adviser will use all commercially reasonable efforts to remain so registered throughout the term of this Agreement and will notify Adviser immediately if Sub-Adviser ceases to be so registered as an investment adviser. Sub-Adviser: (a) is duly organized and validly existing under the laws of the state of its organization with the power to own and possess its assets and carry on its business as it is now being conducted, (b) has the authority to enter into and perform the services contemplated by this Agreement, (c) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (d) has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, and the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform its services under this Agreement, (e) will promptly notify Adviser of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act, and (f) will notify Adviser of any change in shareholders of the Sub-Adviser within a reasonable time after such change.

In addition, Sub-Adviser represents that it has provided Adviser with copies of each of the following documents: (i) Sub-Adviser's Form ADV as filed with the Securities Exchange Commission; and (ii) separate lists of persons who Sub-Adviser wishes to have authorized to give written and/or oral instructions to Custodians of Fund assets for the Fund Portfolios. Sub-Adviser will furnish Adviser from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Such amendments or supplements will be provided within 30 days of the time such materials became available to Sub-Adviser.

8. BOOKS AND RECORDS Sub-Adviser will maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to each Portfolio Segment's investments that are required to be maintained by the Fund pursuant to the requirements of paragraphs (b)(5),

(b)(6), (b)(7), (b)(9), (b)(10) and (f) of Rule 31a-1 under the 1940 Act.
Sub-Adviser agrees that all books and records which it maintains for each the Fund Portfolios or the Fund are the property of the Fund and further agrees to surrender promptly to the Adviser or the Fund any such books, records or information upon the Adviser's or the Fund's request (provided, however, that Sub-Adviser may retain copies of such records). All such books and records shall be made available, within five business days of a written request, to the Fund's accountants or auditors during regular business hours at Sub-Adviser's offices. Adviser and the Fund or either of their authorized representative shall have the right to copy any records in the possession of Sub-Adviser which pertain to each Fund Portfolio or the Fund. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to Adviser or the Fund (provided, however, that Sub-Adviser may retain copies of such records as required by law).

Sub-Adviser agrees that it will not disclose or use any records or confidential information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement or in writing by Adviser or the Fund, or if such disclosure is required by federal or state regulatory authorities. Sub-Adviser may disclose the investment performance of each Portfolio Segment, provided that such disclosure does not reveal the identity of Adviser, any Fund Portfolio or the Fund or the composition of each Portfolio Segment. Sub-Adviser may, however, disclose that Adviser, the Fund and each Fund Portfolio are its clients.

9. CODE OF ETHICS Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1(b), (c), (d), and (e) under the 1940 Act and will provide Adviser and the Fund with a copy of such code. Within 20 days of the end of each calendar quarter during which this Agreement remains in effect, the president or a vice president of Sub-Adviser shall certify to Adviser or the Fund that Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous quarter; that Sub-Adviser has adopted procedures reasonably necessary to prevent its access persons from violating such code; and that there have been no violations of Sub-Adviser's code of ethics or, if any violation has occurred, the nature of such violation and of the action taken in response to such violation.

10. LIMITATION OF LIABILITY Neither Sub-Adviser nor any of its directors, officers, members, partners, stockholders, agents or employees shall have any liability to Adviser, the Fund or any shareholder of the Fund for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by Sub-Adviser of its duties hereunder, except for liability resulting from willful misfeasance, bad faith, or negligence on Sub-Adviser's part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Sub-Adviser specifically acknowledges that the Fund is a third party beneficiary of this Agreement and that the Fund is entitled to bring a lawsuit against the Sub-Adviser for breach of this Agreement or any other duty in any court of competent jurisdiction. Also Sub-Adviser acknowledges that the Fund is not subject to or bound by any of the provisions of paragraph 14 of this Agreement.

Sub-Adviser agrees to indemnify and defend Adviser, the Fund, and their representative officers, directors, employees and any person who controls Adviser for any loss or expense (including reasonable attorneys' fees) arising out of or in connection with any claim, demand, action, suit or proceeding relating to any actual or alleged material misstatement or omission in the Fund's registration statement, any proxy statement, or any communication to current or prospective investors in any Fund Portfolio, if such material misstatement or omission was made in reliance upon and in conformity with written information furnished by Sub-Adviser to Adviser or the Fund.

11. TERM AND TERMINATION Unless otherwise agreed in writing, this Agreement shall become effective with respect to each Portfolio Segment on ____________, and shall remain in full force until _____________________, unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to each Fund Portfolio, but only as long as such continuance is specifically approved for each Fund Portfolio at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for a Fund Portfolio, Sub-Adviser may continue to serve in such capacity for such Fund Portfolio in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall terminate as follows:

          (a) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act) and may be terminated with respect to any Fund Portfolio at any time without the payment of any penalty by Adviser or by Sub-Adviser on sixty days PRIOR written notice to the other party. This Agreement may also be terminated by the Fund with respect to any Fund Portfolio at any time without the payment of any penalty by action of the Board of Directors or by a vote of a majority of the outstanding voting securities of such Fund Portfolio (as defined in the 1940 Act) on sixty days PRIOR written notice to Sub-Adviser by the Fund.

          (b) This Agreement may be terminated with respect to any Fund Portfolio at any time upon written notice without payment of any penalty by Adviser, the Board of Directors or a vote of majority of the outstanding voting securities of such Fund Portfolio in the event that Sub-Adviser or any officer or director of Sub-Adviser has breached any representation or warranty in this Agreement or has taken any action which results in a material breach of the covenants of Sub-Adviser under this Agreement.

          (c) This Agreement shall automatically terminate with respect to a Fund Portfolio in the event the Investment Management Agreement between Adviser and the Fund with respect to such Fund Portfolio is terminated, assigned or not renewed.

Termination of this Agreement shall not affect the right of Sub-Adviser to receive payments of any unpaid balance of the compensation described in Section 4 earned prior to such termination.

12. NOTICE Any notice under this Agreement by a party shall be in writing, addressed and personally delivered, mailed postage prepaid, or sent by facsimile transmission with confirmation of receipt, to the other party at such address as such other party may designate for the receipt of such notice.

13. ADVISER RESPONSIBILITY Adviser has provided and will continue to provide Sub-Adviser with copies of the Fund's Articles of Incorporation, By-laws, prospectus, and Statement of Additional Information and any amendment thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to Sub-Adviser's performance under this Agreement, and the Advisory Agreement between the Fund and the Adviser, and the resolutions of the Directors selecting Adviser as investment manager to the Fund and the Code of ETHICS of the Fund and of Adviser as currently in effect; provided, however, that such documents are provided to the Adviser by the Fund, and provided further that no changes or modifications to the foregoing shall be binding on Sub-Adviser until it is notified thereof. The Adviser represents that it is authorized to appoint the Sub-Adviser and to execute and deliver this Agreement and that all shareholder and Board action on the part of the Fund and the Adviser required to be taken to make such appointment and enter into this Agreement has been taken.

14. ARBITRATION OF DISPUTES Any claim or controversy arising out of or relating to this Agreement which is not settled by agreement of the parties shall be settled by arbitration in Santa Monica, California before a panel of three arbitrators in accordance with the commercial arbitration rules of the American Arbitration Association then in effect. The parties agree that such arbitration shall be the exclusive remedy hereunder, and each party expressly waives any right it may have to seek redress in any other forum. Any arbitrator acting hereunder shall be empowered to assess no remedy other than payment of fees and out-of-pocket damages. Each party shall bear its own expenses of arbitration, and the expenses of the arbitrators and of a transcript of any arbitration proceeding shall be divided equally between the parties. Any decision and award of the arbitrators shall be binding upon the parties, and judgment thereon may be entered in the Superior Court of the State of California or any other court having jurisdiction. If litigation is commenced to enforce any such award, the prevailing party will be entitled to recover reasonable attorneys' fees and costs.

15. MISCELLANEOUS This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and may be amended only by written consent of both parties. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. Subject to the provisions of Section 11, this Agreement will be binding upon and shall inure to the benefit of the parties and their respective successors.

16. APPLICABLE LAW This Agreement shall be construed in accordance with applicable federal law and the laws of the state of California, without regard to principles of conflict of laws.

Adviser and Sub-Adviser have caused this Agreement to be executed as of the date and year first above written.

WILSHIRE ASSOCIATES INCORPORATED        LOS ANGELES CAPITAL MANAGEMENT
                                        AND EQUITY RESEARCH

By______________________________        By_________________________________

Title____________________________       Title________________________________

                                    EXHIBIT 1
                             FUND PORTFOLIO LISTING

                      Wilshire Target Funds, Incorporated:

                         Large Company Growth Portfolio
                          Large Company Value Portfolio
                         Small Company Growth Portfolio
                          Small Company Value Portfolio
                          Wilshire 5000 Index Portfolio

                                    EXHIBIT 2
                                  FEE SCHEDULE

Adviser shall pay Sub-Adviser, promptly after receipt by Adviser of its advisory fee from the Fund with respect to each Fund Portfolio each calendar month during the term of this Agreement, a fee based on the average daily net assets of each Portfolio Segment, at the following annual rate:

          For the aggregate assets of the Large Company Growth Portfolio; Large Company Value Portfolio; Small Company Growth Portfolio; Small Company Value Portfolio:

               0.10% on the first $500 million in assets
               0.05% on the assets over $500 million

          For the Wilshire 5000 Index Portfolio:

               0.05% on all assets

          Sub-Adviser's fee shall be accrued daily at 1/365th of the annual rate set forth above and be paid monthly. For the purpose of accruing compensation, the net assets of each Portfolio Segment will be determined in the manner and on the dates set forth in the current prospectus of the Fund with respect to each Fund Portfolio and, on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined. Upon the termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rata basis through the date of termination and paid within thirty business days of the date of termination.

                                                                      APPENDIX B


                          INVESTMENT ADVISORY AGREEMENT
                          -----------------------------

          This Investment Advisory Agreement is made as of March 31, 2002 between WILSHIRE TARGET FUNDS, INC., a Maryland corporation (herein called the "Company") and WILSHIRE ASSOCIATES INCORPORATED, a California corporation (herein called the "Advisor").

          WHEREAS, the Company is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"); and

          WHEREAS, the Company wishes to retain the Advisor under this Agreement to render investment advisory services to the portfolios of the Company known as the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, and Wilshire 5000 Index Portfolio (the "Initial Funds"), together with any other Company portfolios which may be established later and served by the Advisor hereunder, being herein referred to collectively as the "Funds" and each individually as a "Fund"), and Advisor wishes to render such services;

          NOW THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties hereto agree as follows:

1.   APPOINTMENT OF ADVISOR.

     (A) The Company hereby appoints the Advisor as the investment adviser of each Fund on the terms and for the period set forth in this Agreement and the Advisor hereby accepts such appointment and agrees to perform the services and duties set forth herein on the terms herein provided. The Advisor may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to provide such services to the Company under applicable law and are under common control with the Advisor provided
          (i) that all persons, when providing services hereunder, are functioning as part of an organized group of persons, and (ii) that such organized group of persons is managed at all times by authorized officers of the Advisor.

     (B) In the event that the Company establishes one or more portfolios other than the Initial Funds with respect to which it desires to retain the Advisor to render investment advisory services hereunder, it shall notify the Advisor in writing. If the Advisor is willing to render such services, it shall notify the Company in writing whereupon such portfolio or portfolios shall become a Fund or Funds hereunder.

2. INVESTMENT SERVICES AND DUTIES. The Advisor may recommend to the Board of Directors one or more investment advisers who may or may not be affiliated with the Advisor (herein referred to collectively as the "Sub-Advisors" and each individually as a "Sub-Advisor") to provide a continuous investment program for each Fund or a portion thereof designated from time to time by the Advisor, including investment, research, and management with respect to all securities and investments and cash equivalents for the Fund or designated portion thereof. The compensation of each Sub-Advisor shall be paid by the Advisor and no obligation may be incurred on any Fund's behalf in any such respect. Upon approval of a Sub-Advisor by the Board of Directors, and subject to any applicable requirement of shareholder approval, the Advisor may enter into an agreement with such Sub-Advisor, in a form approved by the Board of Directors, for the provision of such services, subject to the supervision of the Board of Directors and the Advisor.

     (A) The Advisor shall review, monitor and report to the Board of Directors regarding the performance and investment procedures of each Sub-Advisor and shall assist and consult with each Sub-Advisor in connection with the continuous investment program of the Fund or portion thereof served by such Sub-Advisor. The Advisor shall provide its services under this Section 2 in accordance with the Funds' investment objectives, policies and restrictions as stated in the Funds' then current registration statement and resolutions of the Company's Board of Directors of which written notice has been provided to the Advisor.

     (B) Subject to direction from the Board or the Advisor, each Sub-Advisor shall determine from time to time what securities and other investments will be purchased, retained or sold by the Company with respect to the Fund or portion thereof served by such Sub-Advisor. Each Sub-Advisor shall vote all proxies with respect to such securities and other investments. The Company acknowledges and agrees that, subject to the provisions of paragraph (A) hereof, the Advisor shall not be responsible for any such determinations by any Sub-Advisor. Each Sub-Advisor shall provide services to each Fund or portion thereof served by such Sub-Advisor in accordance with the Fund's investment objectives, policies and restrictions as stated in the Fund's then current registration statement and resolutions of the Company's Board of Directors of which written notice has been provided to the Advisor and such Sub-Advisor.

     (C) Subject to direction from the Board or the Advisor, each Sub-Advisor shall select brokers or dealers that will execute the purchases and sales of portfolio securities for each Fund or portion thereof managed by such Sub-Advisor. In making such selection, each Sub-Advisor shall use its best efforts to obtain best execution, which includes most favorable net results and execution of such Sub-Advisor's orders, taking into account all appropriate factors, including, but not limited to, price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. It is understood that no Sub-Advisor will be deemed to have acted unlawfully, or to have breached a fiduciary duty to any Fund or in respect of Fund assets, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction of the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged, if such Sub-Advisor determined in good faith that the commission paid was reasonable in relation to the brokerage and research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Advisor's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

     Each Sub-Advisor is authorized to consider for investment by each Fund or portion thereof managed by such Sub-Advisor securities that may also be appropriate for other funds and/or clients serviced by such Sub-Advisor. To assure fair treatment of each such Fund and all other clients of a Sub-Advisor in situations in which the Fund and one or more other clients' accounts participate simultaneously in a buy or sell program involving the same security, such transactions shall be allocated among the Fund and other clients in a manner deemed equitable by the Sub-Advisor.

     Notwithstanding the previous paragraphs, to the extent directed by management of the Company in writing, the Advisor shall direct one or more of the Sub-Advisors to execute purchases and sales of portfolio securities for any Fund or portion thereof served by such Sub-Advisor through brokers or dealers designated by management of the Fund to Advisor for the purpose of providing direct benefits to the Fund, provided that such Sub-Advisor determines that such brokers or dealers will provide reasonable execution in view of such other benefits. The Company understands that the brokerage commissions or transaction costs in such transactions may be higher, and that a Fund may receive less favorable prices, than those which any such Sub-Advisor could obtain from another broker or dealer, in order to obtain such benefits for such Fund.

     (D) Subject to direction from the Board, with respect to any assets of a Fund not being managed by a Sub-Advisor, the Advisor shall determine from time to time what securities and other investments will be purchased, retained or sold by the Company with respect to such assets. The Advisor shall vote all proxies with respect to such securities and other investments not managed by a Sub-Advisor. The Advisor shall have the same authority as a Sub-Advisor in accordance with Paragraph (C).

     (E) The Advisor shall maintain books and records with respect to its services hereunder and furnish the Company's Board of Directors such periodic and special reports as the Board may reasonably request. The Company acknowledges and agrees that the Sub-Advisors will be responsible for maintenance of books and records with respect to the securities transactions of the Funds managed by them.

3. COMPLIANCE WITH GOVERNING INSTRUMENTS AND LAWS. In performing its duties as Advisor for the Funds, the Advisor shall act in conformity with the Company's Articles of Incorporation, Bylaws, prospectuses and statements of additional information, and the instructions and directions of the Board of Directors of the Company of which written notice has been provided to the Advisor. In addition, the Advisor shall, with respect to assets not managed by a Sub-Advisor, conform to and comply with the requirements of the 1940 Act, the Rules and Regulations of the Commission, the requirements of subchapter M of the Internal Revenue Code of 1986, as amended , and all other applicable federal or state laws and regulations.

4. SERVICES NOT EXCLUSIVE. The Advisor shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Directors from time to time, have no authority to act for or represent the Company in any way or otherwise be deemed its agent. The services furnished by the Advisor hereunder are not deemed exclusive, and the Advisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any such records upon the Company's request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by it in connection with its services hereunder by Rule 31a-1 under the 1940 Act.

6. EXPENSES ASSUMED AS ADVISOR. Except as otherwise stated in this Agreement, the Advisor shall pay all expenses incurred by it in performing its services and duties hereunder as Advisor (including without limitation all compensation of Sub-Advisors to the Funds pursuant to its agreements with such Sub-Advisors). The Company shall bear all other expenses incurred in the operation of the Funds, including without limitation taxes, interest, brokerage fees and commissions, if any, fees of directors who are not officers, directors, partners, employees or holders of 5 percent or more of the outstanding voting securities of the Advisor or any Sub-Advisor or any of their affiliates, Securities and Exchange Commission ("Commission") fees and state blue sky registration and qualification fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, outside auditing and legal expenses, costs of maintaining corporate existence, costs of preparing and printing prospectuses and statements of additional information or any supplements or amendments thereto necessary for the continued effective registration of the Funds' shares ("Shares") under federal or state securities laws, costs of printing and distributing any prospectus, statement of additional information, supplement or amendment thereto for existing shareholders of the Funds, costs of shareholders' reports and meetings, and any extraordinary expenses. It is understood that certain advertising, marketing, shareholder servicing, administration and/or distribution expenses to be incurred in connection with the Shares may be paid by the Company as provided in any plan which may in the sole discretion of the Company be adopted in accordance with Rule 12b-1 under the 1940 Act, and that such expenses shall be paid apart from any fees paid under this Agreement.

7. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, the Company shall pay the Advisor a fee, computed daily and payable monthly, at the annual rate as set forth in the attached fee schedule based on the average daily net assets of each Fund determined as set forth in the current prospectus and statement of additional information of the Company with respect to the Fund as amended from time to time. Such fee as is attributable to each Fund shall be a separate (and not joint or joint and several) obligation of each such Fund. The Company shall reduce the advisory fee to be paid by each Fund to the Advisor by the amount of any advisory fees paid indirectly by such Fund to other investment companies as a result of the Fund's investment in such investment companies' securities.

8. AFFILIATED BROKER. The Advisor or an affiliated person of the Advisor may act as broker for the Funds or any portion thereof in connection with the purchase or sale of securities or other investments for the Funds or any portion thereof, subject to: (a) the requirement that the Advisor or Sub-Advisor seek to obtain best execution as set forth above; (b) the provisions of the Investment Advisers Act of 1940, as amended; (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of the law. Such brokerage services are not within the scope of duties obligated to be performed by the Advisor under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Company's Board of Directors of which written notice has been provided to the Advisor, the Advisor or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Funds for such services in addition to the Advisor's fees for services under this Agreement.

9.   Limitations of Liability; Indemnification.

     (A) The Advisor shall exercise its best judgment in rendering the services to be provided to the Funds hereunder. However, the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or by any Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of the Advisor's fiduciary duty with respect to the receipt of compensation for services or a loss resulting from the Advisor's willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, director, employee or agent of the Advisor, who may be or become an officer, director, employee or agent of the Company, shall be deemed when rendering services to the Company or to any Fund, or acting on any business of the Company or of any Fund (other than services or business in connection with the Advisor's duties as Advisor hereunder or under any other agreement with the Company), to be rendering such services to or acting solely for the Company or Fund and not as an officer, director, employee or agent or one under the control or direction of the Advisor even though paid by the Advisor.

     (B) The Company shall indemnify and hold harmless the Advisor from and against all liabilities, damages, costs and expenses that the Advisor may incur in connection with any action, suit, investigation or proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Advisor with respect to the performance of its duties or obligations hereunder or otherwise as an investment adviser of the Company and the Funds; provided, however, that the Advisor will not be entitled to indemnification with respect to any liability to the Company or its shareholders by reason of the Advisor's breach of fiduciary duty with respect to the receipt of compensation for services or the willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties, or by reason of the Advisor's reckless disregard of its obligations and duties under this Agreement.

     (C) Subject to paragraph (B), the Company shall also indemnify and hold harmless the Advisor to the extent the Advisor may be required to indemnify any Sub-Advisor pursuant to the terms of any sub-advisory agreement. Further, except as set forth in paragraph (A), the Advisor shall not be liable for any act or omission of any Sub-Adviser.

     (D) The Advisor shall indemnify and hold harmless the Company from and against all liabilities, damages, costs and expenses that the Company may incur in connection with any action, suit, investigation or proceeding arising out of or otherwise based on any action actually taken or omitted to be taken by the Advisor with respect to the performance of its duties or obligations hereunder or otherwise as an investment adviser of the Company, to the extent such liability, damage, cost or expense results from the Advisor's breach of fiduciary duty with respect to the receipt of compensation for services or the willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties, or from the Advisor's reckless disregard of its obligations and duties under this Agreement.

10. DURATION OR TERMINATION. This Agreement shall become effective as of the date first written above and, unless sooner terminated as provided herein, shall continue until ____________. Thereafter, this Agreement will be extended with respect to each Fund for successive one-year periods ending on ______________of each year provided each such extension is specifically approved at least annually (a) by vote of a majority of those members of the Company's Board of Directors who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Company's Board of Directors or by vote of a majority of the outstanding voting securities of such Fund. This Agreement may be terminated by the Company at any time with respect to any Fund, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Company or by a vote of a majority of the outstanding voting securities of such Fund on 60 days' written notice to the Advisor, or by the Advisor at any time, without payment of penalty, on 90 days' written notice to the Company. This Agreement will immediately terminate in the event of its assignment. As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meanings as such terms have in the 1940 Act.

11.  REPRESENTATIONS AND WARRANTIES.

     (A) The Company represents and warrants to the Advisor that: (i) it is a corporation duly organized and existing and in good standing under the laws of the State of Maryland and is duly qualified to conduct its business in the State of Maryland and in such other jurisdictions wherein the nature of its activities or its properties owned or leased makes such qualification necessary; (ii) it is a registered open-end management investment company under the 1940 Act; (iii) a registration statement on Form N-1A under the Securities Act of 1933, as amended, on behalf of the Funds is currently effective and will remain effective, and appropriate state securities law filings have been made and will continue to be made, with respect to all Shares of the Funds being offered for sale; (iv) it is empowered under applicable laws and by its Articles of Incorporation and Bylaws to enter into and perform this Agreement; and (iv) all requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement.

     (B) The Advisor represents and warrants to the Company that: (i) it is a corporation duly organized and existing and in good standing under the laws of the State of California and is duly qualified to conduct its business in the State of California and in such other jurisdictions wherein the nature of its activities or its properties owned or leased makes such qualification necessary; (ii) it is a registered investment adviser under the Investment Advisers Act of 1940, as amended; (iii) it is empowered under applicable laws and by its Articles of Incorporation and Bylaws to enter into and perform this Agreement; and (iv) all requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement.

12. ARBITRATION OF DISPUTES. Any claim or controversy arising out of or relating to this Agreement which is not settled by agreement of the parties shall be settled by arbitration in Santa Monica, California before a panel of three arbitrators in accordance with the commercial arbitration rules of the American Arbitration Association then in effect. The parties agree that such arbitration shall be the exclusive remedy hereunder, and each party expressly waives any right it may have to seek redress in any other forum. Any arbitrator acting hereunder shall be empowered to assess no remedy other than payment of fees and out-of-pocket damages. Each party shall bear its own expenses of arbitration, and the expenses of the arbitrators and of a transcript of any arbitration proceeding shall be divided equally between the parties. Any decision and award of the arbitrators shall be binding upon the parties, and judgment thereon may be entered in the Superior Court of the State of California or any other court having jurisdiction. If litigation is commenced to enforce any such award, the prevailing party will be entitled to recover reasonable attorneys' fees and costs.

13. NAMES. The Fund recognizes that from time to time directors, officers and employees of the Advisor may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name "Wilshire" as part of their name, and that the Advisor or its affiliates may enter into investment advisory or other agreements with such other entities. If the Advisor ceases to act as the Fund's investment adviser, the Fund agrees to take all necessary action to change the name of the Fund as soon as practicable, and in no event longer than nine months, after receipt of a request from the Advisor to do so, to a name not including "Wilshire" in any form or combination of words.

14. NOTICES. Notices of any kind to be given to the Company hereunder by the Advisor shall be in writing and shall be duly given if mailed or delivered to the Company at the following:

               Michael O'Keeffe
               President and Chairman of the Board
               Wilshire Target Funds, Inc.1299 Ocean Avenue, Suite 700 Santa Monica, CA 90401

               With a copy to:

               Michael Glazer
               Paul, Hastings, Janofsky & Walker LLP
               555 South Flower Street

               Los Angeles, California 90071

     or at such other address or to such individual as shall be so specified by the Company to the Advisor. Notices of any kind to be given to the Advisor hereunder by the Company shall be in writing and shall be duly given if mailed or delivered to the Advisor at:

               Wilshire Associates Incorporated
               1299 Ocean Avenue, Suite 700
               Santa Monica, California 90401
               Attention: Michael O'Keeffe

     or at such other address or to the attention of such other individual as shall be so specified by the Advisor to the Company.

15. MISCELLANEOUS. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes any prior agreement with respect to such subject matter, and may be amended only by written consent of both parties, subject to any applicable requirement of shareholder approval. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by California law (without regard to principles of conflicts of law); PROVIDED, HOWEVER, that nothing herein shall be -------- ------- construed in a manner inconsistent with the 1940 Act or any rule or regulation of the Commission thereunder.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                       WILSHIRE TARGET FUNDS, INC.


                                       By:         _____________________________
                                       (title)     _____________________________

Attest:  _____________________________
         (name) ______________________
         (title) _____________________


                                       WILSHIRE ASSOCIATES INCORPORATED


                                       By:         _____________________________
                                       (title)     _____________________________

Attest:  _____________________________
         (name) ______________________
         (title) _____________________

                                  FEE SCHEDULE

          Company shall pay Advisor with respect to each Fund each calendar month during the term of this Agreement, a fee based on the average daily net assets of each Fund, at the following annual rate:

          Wilshire 5000 Index Portfolio     0.10%
          Large Company Growth Portfolio    0.75%
          Large Company Value Portfolio     0.75%
          Small Company Growth Portfolio    0.85%
          Small Company Value Portfolio     0.85%

          Advisor's fee shall be accrued daily at 1/365th of the annual rate set forth above. For the purpose of accruing compensation, the net assets of each Portfolio Segment will be determined in the manner and on the dates set forth in the current prospectus of the Fund with respect to each Fund and, on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined. Upon the termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rata basis through the date of termination and paid within thirty business days of the date of termination.

PROXY CARD                 WILSHIRE TARGET FUNDS, INC                 PROXY CARD


      THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WILSHIRE TARGET FUNDS, INC. FOR THE SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD MARCH 27, 2002

The undersigned hereby appoints David C. Lebisky, Michael P. O'Keeffe and Jeremy
W. Steich as proxies, each with power to appoint his or her substitute and to vote the shares held by him or her at the Special Meeting of Shareholders of Wilshire Target Funds, Inc. (the "Meeting") to be held at 11:00 a.m., Eastern Time, on March 27, 2002 at the offices of the Funds' Administrator, PFPC Inc., 3200 Horizon Drive, King of Prussia, Pennsylvania 19406 and at any adjournment thereof. The Proxies are authorized to vote in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged and, in the Proxies' discretion, upon such other matters as may properly come before the Meeting or any adjournment thereof.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION AND RETURN IT IN THE ENCLOSED ENVELOPE.

THESE VOTING INSTRUCTIONS WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED "FOR" ALL PROPOSALS.

                                            NOTE: THIS PROXY MUST BE SIGNED
                                            EXACTLY AS YOUR NAME(S) APPEARS
                                            HEREON. IF AS AN ATTORNEY, EXECUTOR,
                                            GUARDIAN OR IN SOME REPRESENTATIVE
                                            CAPACITY OR AS AN OFFICER OF A
                                            CORPORATION, PLEASE ADD TITLES AS
                                            SUCH. JOINT OWNERS MUST EACH SIGN.


                                            ------------------------------------
                                            Signature


                                            ------------------------------------
                                            Signature (if held jointly)

                                                                          , 2002
                                            ------------------------------------
                                            Date WFT_11674


                                             WILSHIRE TARGET FUNDS, INC.

WILSHIRE _____ PORTFOLIO (THE "FUND")

Please indicate your vote by marking the appropriate box.   Example:  /X/

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THE FOLLOWING
PROPOSALS.


1.  To elect five Directors:                                                   FOR         AGAINST       FOR ALL
    01 DeWitt F. Bowman       03 Steven L. Nesbitt     05 Anne L. Wexler       ALL           ALL         EXCEPT
    02 Cynthia A. Hargadon    04 Michael P. O'Keeffe                           / /           / /           / /

    To withhold authority to vote for any individual nominee, mark the "For
    All Except" box and write the nominee's number on the line provided below.


    ----------------------------------------------------------------------------

                                                                               FOR         AGAINST       ABSTAIN
2.  To approve or disapprove a new Sub-Advisory Agreement between Wilshire     / /           / /           / /
    Associates, Inc. and Los Angeles Capital Management and Equity Research
    with respect to the Fund.

                                                                               FOR         AGAINST       ABSTAIN
3.  To approve or disapprove a new Investment Advisory Agreement between       / /           / /           / /
    Wilshire Target Funds, Inc. on behalf of the Fund, and Wilshire
    Associates, Inc.

                                                                               FOR         AGAINST       ABSTAIN
4.  To transact such other business as may properly come before the Meeting   / /            / /           / /
    of Shareholders or any adjournments thereof.


                                                             IMPORTANT
       IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN
                YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
                                       PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING